UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                         NATIONAL PENN BANCSHARES, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[ ]  Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                         NATIONAL PENN BANCSHARES, INC.

                            -------------------------


                                     NOTICE
                                       OF
                         ANNUAL MEETING OF SHAREHOLDERS
                            to be held April 22, 1997

                            -------------------------



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of National Penn Bancshares, Inc. (the "Company") will be held on April 22, 1997, at 4:00 P.M. (Local Time) at the Gilbertsville Fire Company, 1456 East Philadelphia Avenue, Gilbertsville, Pennsylvania, for the following purposes:

     (1) to elect three Class I directors to hold office for three years from the date of election and until their successors shall have been elected and qualified; and

     (2) to consider and act upon a proposal to approve a Directors' Fee Plan, as described in the accompanying Proxy Statement; and

     (3) to consider and act upon a proposal to approve an Officers' and Key Employees' Stock Compensation Plan, as described in the accompanying Proxy Statement; and

     (4) to consider and act upon a proposal to approve an Employee Stock Purchase Plan, as described in the accompanying Proxy Statement; and

     (5) to transact such other business as may properly be presented at the Meeting.

     Shareholders of record at the close of business on March 14, 1997, will be entitled to notice of, and to vote at, the Meeting.

     SHAREHOLDERS ARE URGED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              SANDRA L. SPAYD
                                              Secretary

March 26, 1997

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of National Penn Bancshares, Inc. (the "Company"), parent company of National Penn Bank ("NPB"), for use at the Company's Annual Meeting of Shareholders to be held April 22, 1997 (the "Meeting"). The Proxy Statement and the accompanying proxy are first being mailed to shareholders of the Company on or about March 26, 1997. The expense of soliciting proxies will be borne by the Company. It is expected that the solicitation of proxies will be primarily by mail. The Company's directors, officers, and employees may also solicit proxies personally, by telephone, and by telegraph.

     The execution and return of the enclosed proxy will not affect a shareholder's right to attend the Meeting and vote in person. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting written notice of its revocation or a subsequently executed proxy to the Secretary of the Company, or by attending the Meeting and electing to vote in person. Only shareholders of record at the close of business on March 14, 1997, are entitled to notice of, and to vote at, the Meeting. On that date, there were 8,005,727 of the Company's common shares outstanding, each of which will be entitled to one vote at the Meeting.

     The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. Abstentions, broker non-votes and withhold authority votes all count for the purpose of determining a quorum.

     If a shareholder is a participant in the Company's Dividend Reinvestment Plan, the proxy card sent to such shareholder will represent both the number of shares registered in the shareholder's name and the number of shares (including fractional shares) credited to the shareholder's Dividend Reinvestment Plan account.

     If the enclosed proxy is appropriately marked, signed, and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted "FOR" the election, as directors, of the Board of Directors' nominees, "FOR" the proposal to approve the Directors' Fee Plan, "FOR" the proposal to approve the Officers' and Key Employees' Stock Compensation Plan, and "FOR" the proposal to approve the Employee Stock Purchase Plan. Signed proxies will be voted "FOR" or "AGAINST" any other matter which properly comes before the Meeting or any adjournment thereof, in the discretion of the persons named as proxyholders.

     The Company's Annual Report for the year ended December 31, 1996, is enclosed herewith. The Annual Report of the Company has been furnished to shareholders for their information. No part of the Annual Report is incorporated by reference into this Proxy Statement.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

General

     The Articles of Incorporation of the Company provide that the Company's business shall be managed by a Board of Directors of not less than eight and not more than twelve persons. The Board of Directors of the Company, as provided in the Company's Articles of Incorporation, is divided into three classes: Class I, Class II, and Class III, with each class being as nearly equal in number as possible. The Board of Directors of the Company presently consists of eleven members, with three directors in Class I, four directors in Class II (including Frederick H. Gaige, who was elected to fill a Class II vacancy on February 26,
1997), and four directors in Class III.

     Three Class I directors will be elected at the Meeting. The term of office of the Class I directors elected at the Meeting will expire on the date of the annual meeting of the Company's shareholders in 2000. The term of office of the continuing directors in Class II and Class III will expire on the date of the annual meeting of the Company's shareholders in 1998 and 1999, respectively.

     The Board of Directors has nominated John H. Body, J. Ralph Borneman, Jr., and Kenneth A. Longacre for election as Class I directors. Each of these persons is presently a director of the Company. The Company's Bylaws provide for the mandatory retirement of directors upon attainment of age 72. Accordingly, Randall J. Nester, a Class III director, will serve only until the Meeting, whereupon his Board seat will become vacant. The Board of Directors has the power, under the Company's Articles of Incorporation, to fill Board vacancies. Any person designated to fill this vacancy will serve the remainder of the Class III term until 1999.

     The Bylaws of the Company permit nominations for election to the Board of Directors to be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations for director made by shareholders (other than the Board of Directors) must be made, in writing, delivered or mailed to the Company not less than fourteen days prior to the date of a shareholders' meeting. Such notice must contain the same information to the extent known to the notifying shareholder as that required to be stated by the Company in its Proxy Statement with respect to nominees of the Board of Directors. Any nominations that are not made in this manner or any votes cast at the Meeting for any candidate not duly nominated may be disregarded by the chairman of the Meeting. No notice of nomination for election as a director has been received from any shareholder as of the date of this Proxy Statement.

     The three nominees who receive the highest number of votes cast at the Meeting will be elected as Class I directors. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for the purpose of the election of directors. Shares represented by properly executed proxies in the accompanying form will be voted for the nominees named below unless otherwise specified in the proxy by the shareholder. Any shareholder who wishes to withhold authority from the proxyholders to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect. No proxy may be voted for a greater number of persons than the number of nominees named. If any nominee should become unable to serve, the persons named in the proxy may vote for another nominee. The Company's management, however, has no present reason to believe that any nominee listed below will be unable to serve as a director, if elected.

The Nominees and Continuing Directors

     The following table sets forth the principal occupation, age, and certain other information as to the nominees for election as Class I directors, and the continuing Class II and Class III directors, as of March 1, 1997:

                                                                                                   Director of
                                          Principal Occupation(s)                                  the Company
          Name                            During Last Five Years                     Age            Since (1)

NOMINEES AS CLASS I DIRECTORS TO SERVE UNTIL 2000

JOHN H. BODY(2)(3)(4)                     Manager, General Services, Air Products
                                          and Chemicals, Inc.                         63               1981


J. RALPH BORNEMAN, JR.(3)                 President, Body-Borneman                    58               1992
                                          Associates, Inc. (insurance).

KENNETH A. LONGACRE(2)(4)                 Chief Executive Officer, Farm               63               1993
                                          & Home Oil Company.


CONTINUING CLASS II DIRECTORS TO SERVE UNTIL 1998

JOHN J. DAU(2)                            President and Chief Executive Of-           70               1975
                                          ficer, Bally Block Company and
                                          Michigan Maple Block Company
                                          (manufacturers of wood products).

FREDERICK H. GAIGE(3)(6)                  Campus Executive Officer, Penn              59               1997
                                          State University, Berks Campus.

LAWRENCE T. JILK, JR.(4)                  President and Chief Executive Of-           58               1978
                                          ficer of the Company; Chairman of NPB.

C. ROBERT ROTH(3)                         District Justice since August 1992;         49               1990
                                          former owner and operator of C.R. Roth
                                          Furniture in Quakertown.

                                                                                                   Director of
                                          Principal Occupation(s)                                  the Company
          Name                            During Last Five Years                     Age            Since (1)


CONTINUING CLASS III DIRECTORS TO SERVE UNTIL 1999

PATRICIA L. LANGIOTTI(3)(4)               President, Creative Management              50               1992
                                          Concepts (management consulting);
                                          Chief Executive Officer, Brubacher
                                          Excavating, Inc.

RANDALL J. NESTER(2)(5)                   Private investor since 1992; Owner,         71               1967
                                          Blue Chip Machine; prior thereto,
                                          President of E.M. Industries, Inc.,
                                          t/a Reading Products (manufacturer
                                          of machine parts).

HAROLD C. WEGMAN, D.D.S.(2)               Dentist practicing in the Reading area.     69               1980


WAYNE R. WEIDNER(4)                       Executive Vice President of the             54               1985
                                          Company; Chief Executive Officer
                                          and President of NPB.
------------------------

(1)  Includes period served as director of NPB prior to formation of the Company in 1982.
(2)  Member of Compensation Committee of the Company.
(3)  Member of Audit Committee of the Company.
(4)  Member of Executive Committee of the Company.
(5)  Retires April 1997 in accordance with Company's Bylaw provision for mandatory retirement.
(6)  Elected director effective February 26, 1997.





                     (This space intentionally left blank.)

Security Ownership of Management

     The following table sets forth information concerning the number of common shares of the Company held as of March 1, 1997, by each nominee for director, each present director, each named executive officer set forth in the compensation tables beginning on page 19, and all directors and executive officers as a group.

                                                                 Amount and Nature of Beneficial Ownership
                                                                         Sole             Shared
                                                        Total         Voting and        Voting and         Percent
      Name of                                        Beneficial       Investment        Investment           of
 Beneficial Owner                                     Ownership          Power             Power          Class(1)

Directors and Nominees

John H. Body(2)(4)                                    64,870           62,849             2,021                -

J. Ralph Borneman, Jr.(2)(4)                          12,734            6,217             6,517                -

John J. Dau(4)                                       196,171           54,256           141,915             2.4%

Frederick H. Gaige                                       200              200                 0                -

Lawrence T. Jilk, Jr.(3)                              78,996           70,781             8,215             1.0%

Patricia L. Langiotti(4)                               8,238            7,764               474                -

Kenneth A. Longacre(2)(4)                             66,968           66,968                 0                -

Randall J. Nester(4)                                 218,502          181,643            36,859             2.7%

C. Robert Roth(4)                                      8,373            3,579             4,794                -

Harold C. Wegman, D.D.S.(4)                           93,119           47,231            45,888             1.2%

Wayne R. Weidner(3)                                   64,628           59,561             5,067                -

Other Named Executive Officers

William H. Sayre(3)                                    6,179            4,942             1,237                -

Russell J. Kunkel(3)                                   1,059            1,059                 0                -

Gary L. Rhoads(3)                                     13,897           13,185               712                -

All Directors and Executive Officers
as a Group (15 Persons)(3)(4)                        839,353          585,147           254,206            10.4%

------------------------
(1) Unless otherwise indicated, amount owned does not exceed 1% of the total number of common shares outstanding as of March 1, 1997.
(2) Indicates a nominee for election as a Class I director at the Annual Meeting of Shareholders.
(3) Includes shares allocated under the Company's Capital Accumulation Plan. Includes the following shares which may be acquired by exercise of vested options granted to officers under the Company's Stock Option Plan: Mr. Jilk
     - 66,684 shares, Mr. Weidner - 50,094 shares, Mr. Sayre - 4,687 shares, Mr. Kunkel - 0 shares, and Mr. Rhoads - 9,797 shares. Does not include shares which may be acquired in the future by exercise of options granted under the Company's Stock Option Plan which options are not presently exercisable.
(4) Includes the following shares which may be acquired by exercise of vested options granted to non-employee directors under the Company's Stock Option Plan for Non-Employee Directors: Mr. Body - 7,166 shares, Mr. Borneman - 3,308 shares, Mr. Dau - 10,474 shares, Ms. Langiotti - 4,410 shares, Mr. Longacre - 2,205 shares, Mr. Nester - 14,884 shares, Mr. Roth- 2,205 shares, and Dr. Wegman - 7,718 shares. Does not include shares which may be acquired in the future by exercise of options granted under the Company's Stock Option Plan for Non-Employee Directors which options are not presently exercisable.

                                   PROPOSAL 2
                               DIRECTORS' FEE PLAN

     The Company's Board of Directors adopted a Deferred Compensation Plan for Non-Employee Directors (the "Deferred Compensation Plan"), effective January 1, 1995. The Deferred Compensation Plan was amended and restated into the Directors' Fee Plan (the "Fee Plan") and adopted as such by the Company's Board of Directors on December 18, 1996, subject to approval by the Company's shareholders. If shareholder approval is obtained, the Fee Plan will become effective as of January 1, 1997. If shareholder approval is not obtained, the Deferred Compensation Plan will continue as presently in effect.

     The affirmative vote of a majority of the votes cast by all shareholders entitled to vote at the Meeting is required for approval of the Fee Plan. The Board of Directors recommends that shareholders vote FOR approval of the Fee Plan.

     The principal features of the Fee Plan are summarized below. The summary is qualified in its entirety by the full text of the Fee Plan, which is set forth as Exhibit A to this Proxy Statement.

General

     The purpose of the Fee Plan is to provide non-employee directors of the Company and its subsidiaries with payment alternatives for fees ("Director Fees") payable to them for future services as members of the Board of Directors of the Company or of a Company subsidiary (in any case, a "Board"). The purpose is also to increase the identification of interests between such directors and shareholders of the Company by providing the directors the opportunity to receive payment of Director Fees in common shares of the Company.

     Each director of the Company or of a Company subsidiary, including NPB and Investors Trust Company ("ITC"), who is separately compensated for services on a Board is eligible to participate in the Fee Plan. Directors who are employees are not separately compensated for services as directors and, thus, are not eligible to participate in the Fee Plan.

     Each non-employee director of the Company (each of whom also presently serves as a non-employee director of NPB) currently receives an annual retainer of $5,000 if he attends at least 75% of the Board's meetings, plus $250 for each Board committee meeting attended (or $125 if the meeting is held on the same day as a Board or another Board committee meeting). Each non-employee director of NPB currently receives $500 for each NPB Board meeting attended, and $250 for each Board committee attended (or $125 if the meeting is held on the same day as a Board or another Board committee meeting). Each non-employee director of ITC currently receives $250 for each ITC Board meeting attended.

     At present, there are nine non-employee directors of the Company and NPB and two other persons who are non-employee directors of ITC.

     Under the Deferred Compensation Plan presently in effect, each non-employee director may elect to receive current payment of Director Fees in cash or to defer Director Fees earned for subsequent payment in cash. The Fee Plan adds two additional payment alternatives: (1) current payment in the Company's common shares, and (2) deferral for subsequent payment in the Company's common shares. The Fee Plan does not increase Director Fees. The Company will receive no consideration from the non-employee directors in connection with their participation in the Fee Plan.

     The total number of common shares which may be issued or credited to directors' deferred stock compensation accounts pursuant to the Fee Plan is 25,000 shares per year, subject to proportionate adjustment for stock splits and similar events. The shares which may be issued may be either authorized but unissued shares or treasury shares or partly each.

Administration

     The Fee Plan is required to be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee").

     The Committee has the power to interpret the Fee Plan and prescribe rules, regulations and procedures in connection with the operation of the Fee Plan. All questions of interpretation and application of the Fee Plan are subject to the determination of the Committee, which will be final and binding.

Fee Payment Alternatives

     The Fee Plan will permit eligible directors to elect among four alternatives for payment of Director Fees:

     Current Cash Payment. Unless an election of another method of payment is in effect, payment of Director Fees will be made in cash on the date such fees are otherwise payable.

     Deferred Cash Election. A director may elect to defer payment of all or a portion of the Director Fees otherwise payable in a calendar year for subsequent payment in cash (a "Deferred Cash Election"). If partial deferral is elected, the first Director Fees payable for the calendar year will be deferred up to the amount specified in the Deferred Cash Election, and any subsequent Director Fees earned in the calendar year will be paid currently in cash. Deferred Director Fees will be credited to a book-entry account (a "Deferred Cash Compensation Account") for the director and will earn quarterly interest equal to the rate of return realized by mandatory deferral accounts established under the Company's Executive Incentive Plan.

     Current Stock Election. A director may elect to receive payment of Director Fees in the Company's common shares (a "Current Stock Election"). In that case, on June 30 and on December 31, the director will receive a number of common shares equal to the amount of cash otherwise payable to him for Director Fees earned in the 6-month period then ended, divided by the fair market value on such date of a common share. Any amount of Director Fees which is not paid in common shares because it is less than the fair market value of a whole share will be accumulated in cash, without interest, and added to the amount used in computing the number of common shares issuable to the director on the next succeeding payment date under the Current Stock Election. If so elected by the director, the common shares will be credited to the director's Dividend Reinvestment Plan account. The fair market value of a common share will be the average of the closing sale prices of a common share for the 10-day trading period ending on June 30 or December 31, as appropriate.

     Deferred Stock Election. A director may elect to defer payment of all Director Fees otherwise payable in a calendar year for subsequent payment in the Company's common shares (a "Deferred Stock Election"). In that case, on June 30 and on December 31, a book-entry account (a "Deferred Stock Compensation Account") for the director will be credited with a number of common shares (including fractional shares) equal to the amount of cash otherwise payable to him for Director Fees earned in the 6-month period then ended, divided by the fair market value (as described above) on such date of a common share. On each dividend payment date, the director's Deferred Stock Compensation Account will be credited with an additional number of common shares (including fractional shares) equal to the amount of the dividend on the number of shares held in the account, divided by the fair market value on such date of a common share. On the dividend payment date, the fair market value of a common share will be the average of the closing sale prices of a common share for the 10-day trading period ending on that date. Upon a stock split or stock dividend, the number of shares credited to a director's Deferred Stock Compensation Account will be proportionately adjusted to reflect such event.

Payment of Deferred Amounts

     Payment of cash credited to a director's Deferred Cash Compensation Account or common shares credited to a director's Deferred Stock Compensation Account for any year will be made either in a lump sum or in five or ten annual installments, beginning at age 65 or upon retirement as a director, as elected by the director prior to the commencement of the year of deferral. The actual date on which distribution will be made or commence will be determined by the Committee, but will be not later than December 31 of the year in which such event occurs.

     A director may designate a beneficiary or beneficiaries to receive payment of deferred amounts following his death. Advance payment of deferred amounts may be permitted by the Committee only to the extent necessary to avoid severe financial hardship resulting from an unanticipated financial emergency beyond the control of the director or his beneficiary.

     Deferred Cash Compensation Accounts and Deferred Stock Compensation Accounts will be maintained only on the books of the Company, and no cash, common shares or other assets will be set aside until cash or common shares actually become payable to a director or his beneficiary. No person will have voting rights with respect to common shares credited to a Deferred Stock Compensation Account and not yet payable to the director or his beneficiary.

Election Among Payment Alternatives

     A director's election of one of the payment alternatives under the Fee Plan, and any change in a prior election, will be made by filing written notice with the corporate secretary. In the absence of another effective election, Director Fees will be paid currently in cash. The effectiveness of any election or any change in a prior election is subject to the following restrictions:

     Current Stock Election. A Current Stock Election will remain in effect for each succeeding calendar year unless and until the director revokes such election. Any such revocation will become effective for the calendar year immediately following the calendar year in which such revocation is duly filed.

     Deferred Cash and Deferred Stock Elections. A Deferred Cash Election or Deferred Stock Election is effective on January 1 of the year following the year of filing. In the case of a person who is elected or appointed as a director and who was not a director on December 31 of the preceding year, such Deferred Election must be made prior to the commencement of his term of office. A Deferred Election or the terms of payment specified therein may not be changed after the beginning of the calendar year for which it is effective. Any Deferred Election will remain in effect for each succeeding calendar year unless and until the director revokes such election. Any such amendment or revocation will become effective for the calendar year immediately following the calendar year in which such amendment or revocation is duly filed, and will remain effective until similarly changed.

     Any notice of an election or termination of an election becomes irrevocable when filed, except by the filing of a new election or termination notice which thereafter becomes effective as provided above. Any election terminates on the date a director ceases to be a member of all Boards. The termination of an election will not affect the payment of amounts previously deferred.

Amendment or Termination

     The Board of Directors of the Company may at any time amend or terminate the Fee Plan, provided that no amendment or termination may adversely affect the rights of any Fee Plan participant, including with respect to amounts or shares then credited to any Deferred Cash Compensation Account or Deferred Stock Compensation Account.

Term of Plan

     The Fee Plan will continue in effect until December 31, 2006 unless terminated at an earlier time by the Company's Board of Directors.

Federal Income Tax Consequences

     The following is a brief summary of the principal Federal income tax consequences of transactions under the Fee Plan under present law.

     Current Cash Payment. A director who does not make an election under the Fee Plan (or who elects to defer only a portion of the Director Fees otherwise payable) will recognize ordinary income equal to the amount of Director Fees received in cash during a calendar year.

     Deferred Cash Election. A director who elects to defer all or a portion of the Director Fees otherwise payable in a calendar year for subsequent payment in cash should recognize ordinary income with respect to the amounts deferred only upon actual receipt of the deferred payments on distribution from the Deferred Cash Compensation Account. Any interest credited to a director's Deferred Compensation Account should also not be recognized as income by the director until actually received by the director on distribution from the account.

     Current Stock Election. A director who elects to receive current payment of Director Fees in the Company's common shares should recognize ordinary income upon receipt of the common shares in an amount equal to the fair market value of the shares received on the date of receipt. Upon disposition of any shares acquired under the Fee Plan, a director will recognize capital gain or loss, which will be long-term or short-term depending upon whether or not the director held such shares for more than one year, equal to the difference between the amount realized upon the disposition and the director's basis in the shares.

     Deferred Stock Election. A director who elects to receive deferred payment of Director Fees in the Company's common shares should recognize ordinary income only upon actual receipt of the common shares on distribution from the director's Deferred Stock Compensation Account. Any additional shares credited to a director's Deferred Stock Compensation Account when dividends are paid on the Company's common shares should also not be recognized as income by the director until actually received by the director on distribution from the account. The amount of income to be recognized by a director upon actual receipt of common shares is equal to the fair market value of the shares received on the date of receipt. Upon disposition of any shares acquired under the Fee Plan, a director will recognize capital gain or loss, which will be long-term or short-term depending upon whether or not the director held such shares for more than one year, equal to the difference between the amount realized upon the disposition and the director's basis in the shares.

     The Company. The Company will be entitled to a Federal income tax deduction equal to the amount of ordinary income recognized by the director, at the same time the director is required to recognize the ordinary income.

New Plan Benefits

     All acquisitions of the Company's common shares to be made under the Fee Plan will be voluntary, all acquisition prices are presently unknown (such prices will be equal to the fair market value of the stock, as described above), and the amount of total Director Fees that will be payable in 1997 (partly dependent on the number of Board and Board committee meetings held) is presently unknown. Consequently, the benefits or amounts that will be received in 1997 by the non-employee directors are not determinable.

     Assuming the Fee Plan had been in effect during 1996, and assuming each non-employee director had made the Current Stock Election, the following table illustrates the amounts that would have been provided in 1996 under the Fee Plan. No Company employee is, or would have been, eligible to receive any amount under the Fee Plan.

                                NEW PLAN BENEFITS

                                                       Director Fee Plan
    Position                                    Dollar Value    Number of Units

    Non-Executive Directors
    As a Group                                  $115,166(1)          4,295(2)
------------------------

(1)  This is the total dollar amount of Director Fees for 1996.
(2) This is the total number of the Company's common shares that would have been issued in 1996, based on a fair market value of $27.00 per share on June 30, 1996 and $26.71 per share on December 31, 1996, instead of current or deferred payment in cash of $115,166 in Director Fees.

     The Company's non-employee directors have an interest in shareholder approval of the Fee Plan in that they will be able to acquire common shares of the Company, in lieu of payment of Director Fees in cash, under the terms of the Fee Plan.

Vote Required

     The Board recommends a vote FOR approval of the Fee Plan. The affirmative vote of a majority of the votes cast by all shareholders entitled to vote at the Meeting is required to approve the Fee Plan. Abstentions and broker non-votes will not constitute or be counted as "votes" cast on this matter, so they will have no effect on the outcome. All proxies will be voted FOR approval of the Fee Plan unless a shareholder specifies to the contrary on such shareholder's proxy card.




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                                        8

                                   PROPOSAL 3
              OFFICERS' AND KEY EMPLOYEES' STOCK COMPENSATION PLAN

     The Officers' and Key Employees' Stock Compensation Plan (the "Stock Plan") was adopted by the Company's Board of Directors on December 18, 1996, subject to approval by the Company's shareholders. If shareholder approval is obtained, the Stock Plan will become effective as of December 18, 1996.

     The affirmative vote of a majority of the votes cast by all shareholders entitled to vote at the Meeting is required for approval of the Stock Plan. The Board of Directors recommends that shareholders vote FOR approval of the Stock Plan.

     The principal features of the Stock Plan are summarized below. The summary is qualified in its entirety by the full text of the Stock Plan, which is set forth as Exhibit B to this Proxy Statement.

General

     The Company presently maintains a Stock Option Plan for officers and key employees of the Company and its subsidiaries, originally approved by shareholders in 1987 (the "1987 Plan"). Because of the expiration of its 10-year term, no more stock options may be granted thereunder.

     The Board of Directors believes that equity-based incentive compensation for management promotes the long-term success of the Company by creating a long-term mutuality of interests between management and shareholders of the Company, provides an additional inducement for such managers to remain with the Company, is a means to recognize and reward past service to the Company, and provides a means through which the Company may attract able persons to serve as managers of the Company. Because no more stock options may be granted under the 1987 Plan, the Board has adopted the Stock Plan for these purposes.

     The total number of common shares for which awards may be granted under the Stock Plan is 750,000, subject to proportionate adjustment in the event of stock splits and similar events. If any award under the Stock Plan for any reason expires, is forfeited or is terminated, the common shares subject thereto will again be available for purposes of the Stock Plan.

     The shares which may be issued under the Stock Plan may be either authorized but unissued shares or treasury shares or partly each.

Administration

     The Stock Plan is required to be administered by a committee of the Company's Board of Directors (the "Board") composed entirely of directors who satisfy the definition of "non-employee director" under Rule 16b-3(b)(3) under
Section 16 of the Securities Exchange Act of 1934, as amended, and the definition of "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board has appointed the Compensation Committee of the Board (the "Committee") as the committee to administer the Stock Plan.

     Subject to the terms and conditions of the Plan, the Committee has the power to determine the persons to whom, and the times at which, awards will be granted or lapse, the number of common shares of the Company subject to each award, the types of awards to be granted, and all other terms and conditions for awards granted under the Stock Plan.

     The Committee has the power to interpret the Stock Plan and prescribe rules, regulations and procedures in connection with the operation of the Stock Plan. All questions of interpretation and application of the Stock Plan are subject to the determination of the Committee, which will be final and binding.

Eligibility

     Each officer or key employee of the Company or of a Company subsidiary who, in the opinion of the Committee, is in a position to make a significant contribution to the success of the Company, will be eligible to participate in the Stock Plan. No person who beneficially owns 10% or more of the outstanding common shares of the Company will be eligible to participate in the Stock Plan. Non-employee directors will also not be eligible to participate in the Stock Plan.

     The number of officers and employees who will be eligible to participate in the Stock Plan is presently estimated to be 50. The Company will receive no consideration from officers and employees in connection with their participation in the Stock Plan.

Awards

     The Stock Plan provides for (i) the grant of options to acquire common shares of the Company ("Options"), which may be incentive stock options ("ISOs") within the meaning of Section 422 of the Code or non-qualified stock options ("NQSOs"), and (ii) awards of common shares of the Company subject to certain restrictions and the risk of forfeiture ("Restricted Stock"). Restricted Stock consists of (i) stock subject to performance-based restrictions intended to comply with Code Section 162(m) (as described below), and (ii) stock not subject to performance-based restrictions. Grants of Options and awards of Restricted Stock are referred to herein collectively as "Awards").

Stock Options

     Number of Shares. The Committee will determine the number of common shares to be subject to a particular Option. No person may receive Options for more than 60,000 common shares in any calendar year, subject to proportionate adjustment in the event of stock splits and similar events.

     Type of Option. The Committee will determine whether an Option will be granted as an ISO or an NQSO.

     Option Price. The Committee will determine the exercise price of an Option, which will be not less than the fair market value of the Company's common shares on the date the Option is granted. The fair market value of a common share will be the average of the closing sale prices of a common share for the 10-day trading period ending on the date of grant. On March 12, 1997, the closing sale price of a common share was $27.375.

     Option Term. Each Option will expire on the date determined by the Committee, which date, in the case of an ISO, will be not more than ten years from the date of grant, and in the case of an NQSO, will be not more than ten years and one month from the date of grant.

     Vesting. If and to the extent an Option has become vested, it may be exercised, in whole or in part, during its term. Except as otherwise provided upon a termination of service (as described below) or a change in control of the Company (as described below), an Option may only be exercised at a time when the optionee is employed by the Company or a Company subsidiary and will vest over a five-year period, in 20% increments on each successive anniversary of the date of grant.

     Termination of Service. Except as otherwise specifically provided in the Stock Plan, upon an optionee's termination of employment, the unexercised vested portion of any Option will expire on the earlier of (i) the expiration of the term of the Option, or (ii) three months from the date of termination of employment.

     Upon an optionee's termination of employment because of retirement at age 60 or later, disability or death, the nonvested portion of any Option held by him will vest immediately and the unexercised vested portion of any Option held by him (including any portion that became vested on account of such retirement, disability or death) will expire on the earlier of (i) the expiration of the term of the Option, or (ii) three years from the date of termination of employment.

     Upon the discharge from employment of an optionee for "cause," the unexercised vested portion of any Option held by him will expire immediately. An optionee will be deemed discharged for "cause" if the grounds for such discharge are the employer's good faith and reasonable belief that the optionee (i) has committed fraud or dishonesty toward his employer (or any business affiliated with his employer, or any individual or company doing business with any of them), or (ii) has committed a felony, not otherwise described in clause (i), which involves a crime of moral turpitude.

     Upon termination of employment of an optionee for any reason other than retirement at age 60 or later, disability or death, the nonvested portion of any Option held by him will expire immediately.

     Payment. An optionee may exercise an Option by paying the exercise price in cash or through delivery of common shares of the Company owned by the optionee with a fair market value equal to the Option's exercise price. To the extent permitted by law and regulations, the Committee may permit payment of the Option exercise price through a "cashless exercise" arrangement with a brokerage firm approved by the Company.

     Transferability. Unless the Committee determines otherwise in connection with the grant of an Option, an optionee may, during his lifetime, transfer a NQSO, but not an ISO, to one or more members of the optionee's immediate family, a related trust or a partnership of immediate family members; otherwise, an Option is transferable only by Will, by the laws of descent and distribution or pursuant to a qualified domestic relations order.

     Change in Control. The Stock Plan provides for acceleration of the vesting of Options upon the occurrence of any of the following events: (i) The Company acquires actual knowledge that any person (other than the Company, a subsidiary or any employee benefit plan(s) sponsored by the Company) has acquired the beneficial ownership, directly or indirectly, of securities of the Company representing 25% or more of the voting power of the Company, (ii) a tender offer is made to acquire securities representing 50% or more of the voting power of the Company or voting shares are first purchased pursuant to any other tender offer, or (iii) at any time less than 60% of the members of the Board are persons who were either directors on the effective date of the Stock Plan or individuals whose election or nomination for election was approved by a vote of at least two-thirds of the directors then still in office who were directors on the effective date of the Stock Plan or who were so approved.

     The acceleration of vesting of Options upon a change in control may be considered as having an anti-takeover effect.

     Stock Splits and Dividends. Upon the occurrence of a stock split, stock dividend or other capital adjustment not involving the receipt of consideration by the Company, the Committee will appropriately adjust the number of shares covered by, and the exercise price of, each Option.

     Tax Withholding. The Committee may require that an optionee exercising an Option remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to delivery of any shares pursuant to exercise of the Option. The Committee may, in its discretion, permit an optionee to satisfy such withholding obligation by (i) delivering already owned common shares of the Company having a fair market value equal to such withholding obligation or (ii) requesting that the Company withhold from the shares to be delivered to the optionee a number of shares having a fair market value equal to such withholding obligation.

     Option Agreement. Subject to the foregoing and the other provisions of the Stock Plan, each Option will be subject to such restrictions and other terms and conditions, if any, as may be determined, in its discretion, by the Committee, which will be set forth in a written agreement with the optionee.

Restricted Stock Grants

     General. The Committee may grant eligible persons Awards of Restricted Stock, subject to restrictions prohibiting transfer of the Restricted Stock until the lapse of a restriction period. Restricted Stock Awards may be made for services rendered or in connection with the recruitment or retention of senior management, in the discretion of the Committee.

     Number of Shares. The Committee will determine the number of common shares to be subject to any Restricted Stock Award. The total number of shares of Restricted Stock that may be awarded on a cumulative basis may not exceed 1% of the Company's common shares outstanding at the date of any such Award. No person may receive Restricted Stock for more than 5,000 common shares in any calendar year, subject to proportionate adjustment in the event of stock splits and similar events.

     Restricted Period; Restrictions. The Committee will determine the period of restriction during which transfer of the Restricted Stock is prohibited and the terms and conditions (in addition to the passage of time) that must be satisfied for the restrictions to lapse. Such conditions may include a requirement that the Restricted Stock recipient be continuously employed by the Company or a Company subsidiary during the restricted period. If all terms and conditions of the Restricted Stock Award are not satisfied at the end of the restricted period, the common shares subject to the Award will be forfeited to the Company.

     Termination of Service. The Committee will determine the extent to which the restrictions on any Restricted Stock Award will lapse upon the recipient's termination of employment due to death, disability, retirement or any other reason.

     Change in Control. Upon the occurrence of a change in control (as described above), all restrictions then outstanding on Restricted Stock will automatically lapse. The automatic lapse of restrictions on Restricted Stock upon a change in control may be considered as having an anti-takeover effect.

     Stock Splits and Dividends. Upon the occurrence of a stock split, stock dividend or other capital adjustment not involving the receipt of consideration by the Company, the Committee will appropriately adjust the number of shares subject to a Restricted Stock Award.

     Payment of Taxes. The Committee may deduct from any Restricted Stock Award any amount that federal, state or local tax law requires to be withheld with respect to such Award or require that the recipient pay such amount to the Company in cash.

     Dividend and Voting Rights. A holder of Restricted Stock will have the right to receive dividends on, and to vote, the common shares subject to the Restricted Stock Award.

     Performance-Based Restricted Stock. Awards of Performance-Based Restricted Stock will be intended to qualify as "performance-based" for purposes of Code
Section 162(m). The restriction period will lapse only if pre-established performance objectives are attained. Performance goals may be based on earnings, profitability, revenues, expenses, credit quality, market share, stock price, and the accomplishment of mergers and similar transactions. Such performance goals need not apply across the Company but may be particular to an individual's function or business unit. The Committee will determine if such performance goals are attained, and its determination will be final and binding.

Amendment or Termination

     The Board may at any time amend or terminate the Stock Plan, except that no termination may affect Awards previously made, and no amendment may make any change in an Award previously made that would adversely affect the rights of any Stock Plan participant.

Term of Plan

     The Stock Plan will continue in effect until December 17, 2006, unless terminated at an earlier date by the Board.

Federal Income Tax Consequences

     The following is a brief summary of the principal Federal income tax consequences relating to Awards under the Stock Plan under present law.

     Non-Qualified Stock Options. The grant of a NQSO does not result in ordinary income to the optionee or an income tax deduction for the Company. Upon exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company generally will be entitled to a corresponding income tax deduction. Upon the sale of shares acquired by exercise of a NQSO, a shareholder will have a capital gain or loss (long-term or short-term depending on whether the shares were held for more than one year) in an amount equal to the difference between the amount realized upon the sale and the fair market value of the shares.

     Incentive Stock Options. The grant of an ISO does not result in ordinary income to the optionee or an income tax deduction for the Company. The exercise of an ISO will not result in ordinary income to the optionee (but the difference between the exercise price and the fair market value of the shares may result in alternative minimum tax liability to the optionee) and the Company will not be allowed an income tax deduction at any time in connection with such ISO, if (i) at all times during the period beginning with the date of grant and ending on the day three months before the date of exercise, the optionee is an employee of the Company or of a subsidiary, and (ii) the optionee makes no disposition of the shares acquired within two years from the date of grant nor within one year after the shares are acquired upon exercise of the Option. If the common shares are sold by the optionee after meeting these conditions, any gain realized over the exercise price ordinarily will be treated as long-term capital gain, and any loss will be treated as long-term capital loss, in the year of sale.

     If the optionee fails to comply with the employment or holding period requirements discussed above, the optionee will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the common shares on the date of exercise over the exercise price, or (ii) the excess of the amount realized upon such disposition over the exercise price. Any additional gain ordinarily will be treated as a capital gain (long-term or short-term depending on whether the shares were held for more than one year). If an optionee realizes ordinary income on account of such disqualifying disposition (described above), a corresponding income tax deduction will be allowed to the Company for the same year.

     Restricted Stock. The grant of Restricted Stock does not result in ordinary income to the recipient or an income tax deduction for the Company. At the time the restrictions expire, the recipient will recognize ordinary income in an amount equal to the fair market value of the common shares on that date, and the Company will be entitled to a corresponding income tax deduction. During the restricted period, the recipient will recognize ordinary income on the dividends paid with respect to Restricted Stock, and the Company will be entitled to a corresponding income tax deduction.

New Plan Benefits

     It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person or group under the Stock Plan if the Stock Plan is approved or what benefits or amounts would have been received by or allocated to any person or group for 1996 if the Stock Plan had been in effect. Any such determination will be made by the Committee in its sole discretion. The Company's executive officers (including the "named executives" - see page 19), however, have an interest in shareholder approval of the Stock Plan, in that they, along will all other officers and key employees, will be eligible for the receipt of Awards under the terms of the Stock Plan. Certain information on stock option grants, exercises and outstanding options held by the named executives under the 1987 Plan is set forth in this Proxy Statement under "Additional Information" at pages 20 and 21.

Vote Required

     The Board recommends a vote FOR approval of the Stock Plan. The affirmative vote of a majority of the votes cast by all shareholders entitled to vote at the Meeting is required to approve the Stock Plan. Abstentions and broker non-votes will not constitute or be counted as "votes" cast on this matter, so they will have no effect on the outcome. All proxies will be voted FOR approval of the Stock Plan unless a shareholder specifies to the contrary on such shareholder's proxy card.


                                   PROPOSAL 4
                          EMPLOYEE STOCK PURCHASE PLAN

     The Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Company's Board of Directors on December 18, 1996, subject to approval by the Company's shareholders. If shareholder approval is obtained, the Purchase Plan will become effective as of the Meeting date, April 22, 1997. The Company intends that the Purchase Plan will qualify as an "employee stock purchase plan" under Section 423 of the Code.

     The affirmative vote of a majority of the votes cast by all shareholders entitled to vote at the Meeting is required for approval of the Purchase Plan. The Board of Directors recommends that shareholders vote FOR approval of the Purchase Plan.

     The principal features of the Purchase Plan are summarized below. The summary is qualified in its entirety by the full text of the Purchase Plan, which is set forth as Exhibit C to this Proxy Statement.

General

     The purpose of the Purchase Plan is to encourage wider ownership of the Company's common stock by its employees by providing such employees with a convenient means to acquire stock through payroll deductions and to provide an incentive for continued employment.

     The total number of common shares which may be issued pursuant to the Purchase Plan is 250,000, subject to proportionate adjustment for stock splits and similar events. The shares which may be issued may be either authorized but unissued shares or treasury shares or partly each.

Administration

     The Purchase Plan is required to be administered by the Board of Directors of the Company (the "Board") or by a committee appointed by the Board (the "Committee").

     The Board or the Committee has the power to interpret the Purchase Plan and prescribe rules, regulations and procedures in connection with the operation of the Purchase Plan. All questions of interpretation and application of the Purchase Plan are subject to the determination of the Board or the Committee, which will be final and binding.

     The Board or the Committee may engage an outside firm to administer the Purchase Plan, subject to the Board's or Committee's control and authority.

Eligibility

     All employees of the Company or of any of its subsidiaries are eligible to participate in the Purchase Plan, except (i) any employee who has not been continuously employed by the Company or a subsidiary for at least three months prior to the beginning of an Offering Period (as defined below), and (ii) any employee who owns stock and/or holds outstanding options to purchase stock possessing 5% or more the total combined voting power or value of all classes of stock of the Company or any subsidiary (whether directly or by attribution under Section 424(d) of the Code).

     Approximately 620 employees are eligible to participate in the Purchase Plan. The Company will receive no consideration from employees in connection with their participation in the Purchase Plan.

Offering Periods

     Each offering of common shares under the Purchase Plan is for a period of six (6) months (an "Offering Period"). Offering Periods begin on January 1 and July 1 of each year and end on June 30 and December 31 of each year. The initial Offering Period will begin on July 1, 1997, if shareholders approve the Purchase Plan. The first day of each Offering Period is the "Offering Date" for the Offering Period and the last day of each Offering Period is the "Purchase Date" for the Offering Period.

Participation and Payroll Deductions

     Participating employees will participate in the Purchase Plan during each pay period through payroll deductions. A participant will set the rate of such payroll deductions in 1% increments, which may not be less than 1%, nor more than 10%, of the employee's base salary or wages. Notwithstanding the level of payroll deductions, no participant will be permitted to purchase shares under the Purchase Plan at a rate which, when aggregated with any purchases under other Company stock purchase plans (if any), exceeds $25,000 per calendar year (based on fair market value as of the Offering Date).

     Participating employees may elect to participate in any Offering Period by enrolling in the Purchase Plan prior to the Offering Date. Once enrolled, a participant will automatically participate in each succeeding Offering Period unless the participant withdraws from the Offering Period or the Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a participant, that rate will continue to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the participant is automatically enrolled) unless otherwise changed by the participant. A participant may increase or decrease the rate of payroll deductions only once during an ongoing Offering Period, and may do so for any subsequent Offering Period. A participant may not make any voluntary cash contributions to purchase shares under the Purchase Plan.

Grant of Options; Purchase Price

     Enrollment in the Purchase Plan with respect to an Offering Period will constitute a grant, as of the Offering Date, of an option to purchase the Company's common shares on the Purchase Date at a purchase price equal to 90% of the fair market value of such shares on the Purchase Date. The fair market value of a common share will be the average of the closing sale prices of a common share for the 10-day trading period ending on the Purchase Date.

Purchase of Stock

     The number of whole shares a participating employee will be able to purchase in any Offering Period will be determined by dividing the total payroll amount withheld from the participant during the Offering Period by the purchase price per share determined as described above. The purchase will take place automatically on the last day of the Offering Period. Any payroll deductions not used for the purchase of shares will be carried forward, without interest, into the next Offering Period.

Withdrawal

     A participating employee may withdraw from any Offering Period by delivering appropriate notification to the Company at any time prior to the Purchase Date. Accumulated payroll deductions will be returned to the withdrawing employee without interest. No further payroll deductions for the purchase of shares will be made for any succeeding Offering Period unless and until such employee re-enrolls in the Purchase Plan. Any such re-enrollment is subject to a one-year waiting period, which may be waived for good reason by the Board in its sole discretion.

Purchase Plan Accounts

     Shares acquired under the Purchase Plan by participating employees will be held in book-entry accounts for such persons, and stock certificates will not be issued except upon request. Dividends paid by the Company on shares held in such accounts will be re-invested automatically in additional common shares of the Company, issued at fair market value on the dividend payment date (the average of the closing sale prices of a common share for the 10-day trading period ending on that date).

Change in Control

     Upon a proposed sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with or into another corporation, each option under the Purchase Plan will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in its sole discretion, and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date so that participants will have the right to exercise their options as to all shares prior to consummation of the sale or merger transaction.

Amendment or Termination

     The Board may at any time amend or terminate the Purchase Plan, except that no termination may affect options previously granted, and no amendment may make any change in an option previously granted that would adversely affect the rights of any Purchase Plan participant.

Term of Plan

     The Purchase Plan will continue in effect until June 30, 2007 unless terminated at an earlier date by the Board.

Federal Income Tax Consequences

     The following is a brief summary of the principal Federal income tax consequences of transactions under the Purchase Plan under present law.

     A participant will not recognize ordinary income in purchasing common shares under the Purchase Plan, either at the beginning of the relevant Offering Period or on the Purchase Date. The Federal income tax treatment to a participant who sells stock acquired under the Purchase Plan will depend in part on how long the participant holds it.

     If a participant holds the shares purchased through the Purchase Plan for at least two years after the beginning of the relevant Offering Period and for at least one year after the Purchase Date, then, upon disposition of the shares (by sale, gift, or upon death), the participant will recognize ordinary income to the extent of the lesser of (1) the amount, if any, by which the fair market value of the shares exceeds the purchase price at the beginning of the relevant Offering Period (computing the purchase price as if the Purchase Date was the beginning date of the relevant Offering Period), or (2) the actual gain (the amount, if any, by which the fair market value of the shares on the date of sale, gift or death, exceeds the purchase price). Any further gain is taxed as long-term capital gains. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participant has a long-term capital loss equal to the difference between the sale price and the purchase price.

     If a participant disposes of the shares acquired under the Purchase Plan prior to the expiration of the required holding periods (other than by reason of death) (a "disqualifying disposition"), the participant will recognize ordinary income at the time of such disposition to the extent that the fair market value of the shares on the Purchase Date is greater than the purchase price, even if no gain is realized on the sale or gratuitous transfer. The difference, if any, between the proceeds of a sale and the fair market value of the shares on the purchase date is a capital gain or loss (long-term or short-term depending on whether the shares were held for more than one year).

     The Company will not receive an income tax deduction if the participant satisfies the holding period requirements described above. If the participant does not satisfy such holding period requirements, the Company will be entitled to an income tax deduction in the year of the disqualifying disposition equal to the amount of ordinary income recognized by the participant.

New Plan Benefits

     All purchases to be made under the Purchase Plan will be voluntary, and all purchase prices are presently unknown (such prices will be equal to 90% of the fair market value of the stock, as described above). Consequently, the benefits or amounts that will be received by any particular person or group are not determinable. The Company's executive officers (including the "named executives"
- see page 19), however, have an interest in shareholder approval of the Purchase Plan, in that they, along with all other eligible employees, will be able to purchase common shares of the Company under the terms of the Purchase Plan.

Vote Required

     The Board recommends a vote FOR approval of the Purchase Plan. The affirmative vote of a majority of the votes cast by all shareholders entitled to vote at the Meeting is required to approve the Purchase Plan. Abstentions and broker non-votes will not constitute or be counted as "votes" cast on this matter, so they will have no effect on the outcome. All proxies will be voted FOR approval of the Purchase Plan unless a shareholder specifies to the contrary on such shareholder's proxy card.


                             ADDITIONAL INFORMATION

Board and Committee Meetings

     The Company's Board of Directors met nine times during 1996. The Company's Board of Directors has an Executive Committee, a Compensation Committee and an Audit Committee and is authorized, under the Company's Bylaws, to create other committees. At present, no other committee has been established. The Company's Executive Committee, which did not meet during 1996, may exercise the authority of the Board to the extent permitted by law during intervals between meetings of the Board. The Company's Compensation Committee, which met two times during 1996, is responsible for the approval and administration of the base salary level and annual incentive compensation programs, as well as the long-term incentive compensation program, for executive officers and other officers of the Company. The Compensation Committee is comprised solely of directors who are not employees of the Company. The Company's Audit Committee, which met four times during 1996, is responsible for reporting to the Board on the general financial condition of the Company and the results of the annual audit. During 1996, each director of the Company attended at least 75% of the aggregate of all meetings of the Company's Board of Directors and Board committees on which they served.

Directors' Compensation

     Each director of the Company who is not an employee of the Company or NPB (each of whom also presently serves as a director of NPB) annually receives a $5,000 retainer for serving as a director if he attends at least 75% of the Board's meetings, plus $250 for each Board committee meeting attended (or $125 if the meeting is held on the same day as a Board or another Board committee meeeting). Each non-employee director of NPB currently receives $500 for each NPB Board meeting attended, and $250 for each Board committee attended (or $125 if the meeting is held on the same day as a Board or another Board committee meeting). Messrs. Dau and Longacre, as non-employee directors of Investors Trust Company ("ITC"), a Company subsidiary, receive $250 for each ITC Board meeting attended. Under a deferred compensation plan, non-employee directors of the Company or of its subsidiaries may elect to defer, with interest, all or part of their cash compensation for future distribution. The Board has approved amendments to the deferred compensation plan to permit directors to receive compensation in common shares of the Company or to defer compensation for future distribution in common shares. (See Proposal 2, herein.) Under a stock option plan for non-employee directors of the Company, each non-employee director receives annually on the first business day of the year a non-qualified stock option for 551 common shares (subject to adjustment on account of stock dividends or splits) at an exercise price equal to the stock's fair market value on the date of grant. The options become exercisable two years from the date of grant, subject to acceleration if an actual or potential change of control of the Company occurs, and expire ten years from the date of grant.

Report of the Compensation Committee

     Compensation Philosophy. The Compensation Committee of the Company's Board of Directors (the "Committee") believes that the maximization of corporate performance and, in turn, shareholder value, depends largely on establishing a close alignment between the financial interests of shareholders and those of the Company's employees, especially its senior management, and retaining experienced, qualified management. Accordingly, the Committee follows a pay-for-performance philosophy.

     In addition to base salary and benefits, the Company maintains an incentive compensation program closely tied to corporate results and a stock option plan for managerial employees. The stock option plan was adopted in 1987 (the "1987 Plan") and, because of the expiration of its 10-year term, no more options may be granted thereunder. The Committee has approved a new stock compensation plan for managerial employees, subject to shareholder approval. (See Proposal 3, herein.)

     The Committee intends to place at risk a major portion of senior managers' compensation by emphasizing compensation earned through achievement of the Company's financial goals and through appreciation in the market value of the Company's stock. The Committee seeks to provide a high level of overall compensation to senior managers if a high level of profitability is achieved.

     Base Salary. Base salaries of executive officers are determined by evaluating the responsibilities of their positions and by comparing salaries paid in the marketplace to those of executives with similar experience and responsibilities at other bank holding companies. In making this comparison, the Committee utilizes management compensation data available from commercial sources. In keeping with the pay-for-performance concept, base salaries are generally targeted somewhat below the average salary levels of the companies covered by the data reviewed by the Committee. Although the Company's financial performance is considered, salary decisions are generally not tied to any financial performance factor or other criteria for the Company and are made independently of decisions on other components of the Company's compensation package.

     For 1996, the Committee reviewed an independent salary study of mid-Atlantic bank holding companies, broken down by asset size, including data on chief executive officer compensation. This group is more narrowly defined than are the financial institutions in the Nasdaq Bank Stock Index included in the Performance Graph on page 22, which includes many larger banking companies throughout the United States. The Committee believes salary comparisons should be made primarily with mid-Atlantic companies of comparable size.

     The Committee established Mr. Jilk's base salary, effective April 13, 1996, at $268,790, a 6% increase over his 1995 salary level. This placed Mr. Jilk's base compensation somewhat below the average base compensation of the chief executive officers of comparable bank holding companies, as reflected in the compensation data reviewed by the Committee. The Committee credited Mr. Jilk with great success in managing the rapid growth of the Company's assets and new product development, at the same time leading the Company to a record financial performance.

     Benefits. The Company provides various benefits to its employees, including its executive officers, such as life and disability insurance and the Company's qualified pension plan.

     Short-Term Incentive Compensation. Executive officers and other participants approved by the Committee are eligible to earn annual awards under the Company's Executive Incentive Plan. Under the Incentive Plan, at the beginning of a fiscal year, the Committee establishes both internal and external financial performance goals for the Company for that year. For 1996, the internal performance goal was for the Company's net operating income before securities transactions to exceed such income for 1995. For 1996, the external performance goal was for the Company's net operating income before securities transactions, as a percent of average common equity, to exceed the average of such income, as a percent of average common equity, for a group of bank holding companies selected by the Committee. This comparison group is established annually based on common traits with the Company, such as asset size and geographic location. For 1996, there were nine Pennsylvania bank holding companies in this group. This group is subject to change as companies merge or are acquired, and is more narrow than are the financial institutions in the Nasdaq Bank Stock Index included in the Performance Graph on page 22. The Committee believes that short-term financial performance should be measured against that of companies located in or near the Company's market area.

     At the end of each year, the extent to which the Company's internal and external performance goals are attained is measured. If both goals are met, a bonus fund is determined by a formula set forth in the Incentive Plan. Under this formula, the size of the bonus fund is determined solely by the extent to which the Company exceeds its external performance goal. The maximum bonus fund is established if the Company's external performance goal is achieved by 30% or more. If either goal is not met, no bonus fund is established. The Incentive Plan provides the maximum cash bonus is 50% of base salary for the Company's chief executive officer and chief operating officer, with an additional bonus component subject to deferral as discussed below. For other officers, the Incentive Plan provides, depending on their positions, maximum cash bonuses of 35% or 25% of base salary.

     Given the Company's goal to provide incentives for its managers to remain with the Company, the Incentive Plan requires that 25% of a total incentive award to a participant eligible for a maximum cash bonus of 50% or 35%, including the Company's executive officers, be subject to a mandatory five-year deferral; if, at the end of five years, the participant remains employed or has retired at age 60 or later, the participant becomes entitled to the amount of the deferred bonus plus interest, together with a matching contribution from the Company. A deferred bonus is forfeited if the recipient does not satisfy the requirements for a matching contribution, except in the case of death or a change in control of the Company followed by discontinuance of the plan in its present form.

     For 1996, Mr. Jilk was eligible to earn a cash bonus of up to 50% of his base salary, together with a mandatory deferred bonus equal to 25% of his total incentive award, based on the Company's success in meeting its financial performance goals. For 1996, the Company's financial performance exceeded the external performance target established under the Incentive Plan by 18.7%. Mr. Jilk earned a cash bonus of $126,788 and a mandatory deferred bonus of $42,262.

     Stock Option Grants. Under the 1987 Plan, stock options have been granted annually to executive officers and other employees at an exercise price equal to 100% of the stock's fair market value on the date of grant. The Company's goal in granting stock options has been to provide a vehicle for long-term incentive compensation through financial rewards dependent on future increases in the market value of the Company's stock. Thus, executive officers are encouraged to manage the Company with a view toward maximizing long-term shareholder value.

     In determining the number of options to be granted in 1996 to officers and employees under the 1987 Plan, including Mr. Jilk and the Company's other executive officers, the Committee considered publicly available management compensation data (including data on options) concerning other bank holding companies, the number of options already held by executive officers and others, potential dilution, vesting requirements, the number of the Company's shares outstanding, and the financial performance of the Company to the date of grant. While the Committee considered this information, it did not apply any specific quantitative or qualitative criteria or assign any specific weights to these factors; the grants were made in the subjective judgment of the Committee. In 1996, stock options granted to employees covered a total of 154,400 shares, or 1.93% of the Company's shares outstanding at December 31, 1995. Options for 30,800 shares were granted to Mr. Jilk. The Committee anticipates that it will generally follow the same approach in determining grants under the new stock compensation plan for managerial employees, assuming it is approved by shareholders (see Proposal 3, herein).

     Given the Company's goal to provide incentives for its managers to remain with the Company, the 1987 Plan provides an option may be exercised only to the extent it is vested. An option vests as the option holder completes continuous employment with the Company following the date of its grant, as follows: second and third anniversaries of grant date - 12.5% vests each year; fourth, fifth, and sixth anniversaries of grant date - 25% vests each year. If a participant's employment with the Company terminates other than upon death or retirement at age 60 or later, non-vested options terminate. Under the new stock compensation plan proposed for managerial employees (see Proposal 3, herein), options will vest in 20% increments over a five-year period.

     Tax Law Change. A 1993 change in the federal income tax law has made non-performance-based compensation to executives of public companies in excess of $1 million per year non-deductible for income tax purposes. Given the Company's current executive compensation levels, the Committee does not anticipate this change in law will affect the Company, but the Committee will continue to monitor the situation. To the extent the Committee develops new executive compensation plans or programs, it intends to structure them so that compensation thereunder will be deemed "performance-based" under this income tax law provision. See, for example, Proposal 3, herein.

                              John H. Body, Chairman         Randall J. Nester
                              John J. Dau                    Harold C. Wegman
                              Kenneth A. Longacre





                     (This space intentionally left blank.)

Executive Compensation Summary

     The following table sets forth annual and long-term compensation for services in all capacities to the Company of those persons who were, at December 31, 1996, (i) the Company's Chief Executive Officer, and (ii) the other four most highly compensated executive officers of the Company or subsidiary (the "named executives") for the year ended December 31, 1996, and the two prior years.

                           SUMMARY COMPENSATION TABLE

                                                                                    Long-Term Compensation
                                           Annual Compensation                   Awards             Payouts
                                                                                     Securities
                                                                         Restricted  Underlying
     Name and                                              Other Annual     Stock     Options/       LTIP     All Other
     Principal                        Salary     Bonus(1)  Compensation    Awards       SARs        Payouts Compensation
     Position              Year         ($)         ($)         ($)          ($)         (#)          ($)        ($)
        (a)                 (b)         (c)         (d)         (e)          (f)         (g)          (h)        (i)

Lawrence T. Jilk, Jr.      1996     $268,760      $169,050       0             0         30,800        0    $56,734(2)
     President & Chief     1995      254,927       169,050       0             0         32,340        0       49,218
     Executive Officer     1994      238,686       159,953       0             0         33,957        0       47,539

Wayne R. Weidner           1996      175,716       112,472       0             0         26,400        0     38,924(2)
     Executive Vice        1995      167,181       112,472       0             0         27,720        0       34,803
     President             1994      157,146       106,407       0             0         29,106        0       31,435

William H. Sayre           1996      129,045        55,786       0             0         11,000        0      3,713(2)
     Vice Chairman         1995      117,661        55,786       0             0         11,550        0        2,942
     of NPB                1994      121,367        52,860       0             0         12,127        0        2,784

Russell J. Kunkel(3)       1996       92,534        33,333       0             0         10,000        0            0
     Vice Chairman         1995            0             0       0             0              0        0            0
     of NPB                1994            0             0       0             0              0        0            0

Gary L. Rhoads             1996       71,432        30,736       0             0          3,500        0      2,171(2)
     Treasurer             1995       64,993        30,736       0             0          3,638        0        1,625
                           1994       61,407        29,139       0             0          3,820        0        1,535

----------
(1) Includes 25% mandatory deferral of total award under the Company's Executive Incentive Plan.
(2) Consists of 50% matching contributions by the Company under the Capital Accumulation Plan (a 401(k) plan) ($4,750 for Mr. Jilk, $4,750 for Mr. Weidner, $3,713 for Mr. Sayre, and $2,171 for Mr. Rhoads), Company's matching contribution with respect to previously awarded, mandatorily deferred amounts under the Company's Executive Incentive Plan paid in accordance with the Plan ($46,200 for Mr. Jilk and $30,099 for Mr. Weidner), life insurance annual premiums of $2,005 and $2,748 for Messrs. Jilk and Weidner, and long-term disability insurance premiums of $3,778 and $1,326 for Messrs. Jilk and Weidner.
(3)  Mr. Kunkel was employed April 24, 1996.

Option Grants

     The following table summarizes certain information regarding option grants during fiscal 1996 to the named executives:

                                           Option/SAR Grants in Last Fiscal Year
                                                               Individual Grants                            Grant Date Value
                                         Number of                                                            Grant Date
                                        Securities       % of Total                                          Present Value
                                        Underlying         Options                                             Based on
                                          Options        Granted to        Exercise or                       Black-Scholes
                                        Granted(1)      Employees in      Base Price(2)                        Model(4)
     Name                                   (#)          Fiscal Year        ($/Share)   Expiration Date(3)        ($)
      (a)                                   (b)              (c)               (d)              (e)               (f)
Lawrence T. Jilk, Jr.                      30,800           19.33%           $26.625          1/18/07         $ 169,613

Wayne R. Weidner                           26,400           16.57%           $26.625          1/18/07         $ 145,382

William H. Sayre                           11,000            6.90%           $26.625          1/18/07         $  60,576

Russell J. Kunkel                          10,000            6.28%           $26.625          1/18/07         $  55,069

Gary L. Rhoads                              3,500            2.20%           $26.625          1/18/07         $  19,274

----------
(1) Each option may only be exercised after the holder has been an employee for two full years from the grant date in accordance with the following schedule: 12.5% per year on the second and third anniversary dates of grant, and 25% per year on the fourth, fifth, and sixth anniversary dates of grant. All amounts represent stock options; the Company's Stock Option Plan does not provide for the issuance of stock appreciation rights.
(2) Under the terms of the Company's Stock Option Plan, all options must be granted with an exercise price equal to the fair market value on the date of grant. The exercise price for an option must be paid in cash; an optionee exercising a non-qualified stock option may elect to surrender a percentage of the shares otherwise issuable to cover any required withholding taxes upon compliance with detailed procedural rules set forth in the Plan.
(3) In the event of termination of employment other than for retirement at age 60 or later or death, or for "cause," the non-vested portion of any option will lapse immediately and the unexercised vested portion of any option will lapse no later than three months after termination of employment. In the event of termination of employment upon retirement at age 60 or later or death, the nonvested portion of any option will vest immediately and the option, to the extent remaining unexercised, will lapse no later than three years after termination of employment. In the event of termination of employment for "cause," all unexercised options lapse immediately.
(4) Based upon the Black-Scholes option valuation model, which estimates the present dollar value of the Company's common stock options to be $5.51 per share under option. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized will be at or near the value estimated by the Black-Scholes model. The assumptions underlying the Black-Scholes model include (a) an expected volatility of .1300, (b) a risk-free rate of return of 6.38%, which approximates the 10-year, zero-coupon Treasury bond rate, (c) the Company's average common shares dividend yield of 3.50% on the grant date, (d) an expected term of 9.33 years, and (e) an expected turnover of 5.0%.

Option Exercises and Fiscal Year-End Option Values

     The following table summarizes certain information regarding exercises of stock options during fiscal 1996 and the value of outstanding options at the end of fiscal 1996 for the named executives:


 Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

                                                                                                 Value of Unexercised
                                                                    Number of Securities             In-the-Money
                                    Shares                          Underlying Unexercised           Options/SARs
                                  Acquired on                       Options/SARs at FY-End           at FY-End(2)
                                   Exercise   Value Realized(1)  Exercisable   Unexercisable   Exercisable    Unexercisable
         Name                         (#)            ($)             (#)            (#)            ($)             ($)
          (a)                         (b)            (c)             (d)            (e)            (f)             (g)
Lawrence T. Jilk, Jr.                  0             $0            66,684        144,023        $612,140       $287,556
Wayne R. Weidner                       0              0            50,094        120,818         471,876        219,882
William H. Sayre                       0              0             4,687         43,560           1,706         20,780
Russell J. Kunkel                      0              0                 0         10,000               0              0
Gary L. Rhoads                         0              0             9,797         15,314         103,298         27,729

----------
(1) Represents the aggregate market value of the underlying common shares at the date of exercise minus the aggregate exercise price for options exercised.
(2) "In-the-Money Options" are stock options with respect to which the market value of the underlying common shares exceeded the exercise price at December 31, 1996. The value of such options is determined by subtracting the aggregate exercise price for such options from the aggregate fair market value of the underlying common shares on December 31, 1996.

Pension Plan

     The Company has a noncontributory, defined-benefit Pension Plan covering employees who have reached 20 1/2 years of age and completed 1,000 hours of service with the Company. The following table shows the annual retirement benefits payable under the plan in the form of a joint and survivor annuity for a range of compensation and years of service classifications. The amounts shown in the table are based on an employee who is presently age 65 and has had a constant salary for the past five years and are not subject to offset for social security or other amounts. As of December 31, 1996, Messrs. Jilk, Weidner, Sayre, Kunkel, and Rhoads were credited with 19, 34, 4, 0, and 24 years of service under the plan, respectively.

                               Pension Plan Table

                                                                Years of Service
              Salary                15               20                25               30                35
           $  75,000             $16,650           $22,200          $27,750           $33,300          $38,850
             100,000              23,213            30,950           38,688            46,425           54,163
             125,000              29,775            39,700           49,625            59,550           69,475
             150,000              36,338            48,450           60,563            72,675           84,788
             175,000  (1)         36,338            48,450           60,563            72,675           84,788
             200,000  (1)         36,338            48,450           60,563            72,675           84,788
             225,000  (1)         36,338            48,450           60,563            72,675           84,788
             250,000  (1)         36,338            48,450           60,563            72,675           84,788
             275,000  (1)         36,338            48,450           60,563            72,675           84,788
             300,000  (1)         36,338            48,450           60,563            72,675           84,788
             325,000  (1)         36,338            48,450           60,563            72,675           84,788

----------
(1) Salary in excess of $150,000 is disregarded in determining a participant's retirement benefit. The 1996 compensation covered by the plan (all salary) for Messrs. Jilk, Weidner, Sayre, Kunkel, and Rhoads was $150,000, $150,000, $129,045, $92,534, and $71,432, respectively.

     The Company is also contractually obligated to provide Messrs. Jilk and Weidner with additional retirement benefits for a specified time period. See "Transactions with Management and Others" herein.

Performance Graph

     The following performance graph compares the performance of the Company's Common Stock to the Nasdaq Stock Market Total Return Index and to the Nasdaq Bank Stock Index for the Company's last five fiscal years. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1991, and that all dividends were reinvested.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
    Among National Penn Bancshares, Nasdaq Stock Market Total Return Index,
                           & Nasdaq Bank Stock Index

(The Performance Graph appears here. See the table below for plot points.)

                                                                  December 31,
                                             1991      1992      1993      1994      1995       1996
National Penn Bancshares, Inc.                100       153       247       165       179       203
Nasdaq Stock Market Total Return              100       116       134       131       185       227
Nasdaq Bank Stocks                            100       146       166       165       246       326

Transactions with Management and Others

     The Company is a party to deferred compensation agreements with Lawrence T. Jilk, Jr., President and Chief Executive Officer of the Company, and Wayne R. Weidner, Executive Vice President of the Company. Each of these agreements will provide the executive with a retirement annuity of approximately 65% of his final average base salary for a specified 15-year period. If Messrs. Jilk and Weidner had retired at December 31, 1996, they would have been entitled to receive retirement annuities of $115,179 and $81,259 respectively, per year. These amounts would have included the retirement benefits payable to these executives under the Company's Pension Plan. The deferred compensation agreements also provide that, following a "change in control" (as defined in the agreements) of the Company or NPB, an executive whose employment is terminated without cause or who resigns following an adverse change in the terms of his employment, including reduction in title or responsibilities, reduction in compensation or benefits (except in the case of a reduction for all employees generally), failure to nominate the executive for election to the Board of Directors of the Company or NPB, reassignment of the executive beyond a thirty-minute commute from Boyertown, Pennsylvania, or increased travel requirements, will receive a lump-sum cash severance payment equal, generally, to 299% of the executive's average annual compensation for the five years preceding the change in control.

     Certain directors and officers of the Company, and the companies with which they are associated, are customers of, and during 1996 had banking transactions with, NPB in the ordinary course of business. Similar transactions may be expected to occur in the future. All loans, and commitments to loan, involved in such transactions were made under substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and, in the opinion of NPB's management, do not involve more than the normal risk of collection or present other unfavorable features. As of December 31, 1996, loans to officers, directors, and affiliates represented 3.5% of shareholders' equity in the Company.

Auditors

     Grant Thornton LLP, certified public accountants, conducted the Company's audit for 1996. Representatives of Grant Thornton LLP are expected to be present at the Meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

Principal Shareholders

     The following table sets forth the persons or groups known by the Company to own more than 5% of its common shares as of March 1, 1997:

         Name and Address             Amount and Nature            Percent of
         of Beneficial Owner       of Beneficial Ownership        Common Shares

     Investors Trust Company(2)           438,990(1)                   5.5%
     Wyomissing, PA

     James K. Overstreet                1,098,340(3)                  13.7%
     315 Natlie Road
     Phoenixville, PA
----------
(1) These shares are held by Investors Trust Company ("ITC"), a wholly-owned subsidiary of the Company, as trustee or executor on behalf of various trusts and estates. Pursuant to the provisions of the applicable governing instruments and/or in accordance with the applicable principles of fiduciary law, ITC has the right and power, exercisable alone, to vote and to dispose of 223,377 of these shares, and exercisable with a co-fiduciary, to vote and to dispose of 215,613 of these shares, so long as such action is in the best interest of such trust or estate and the beneficiaries or principals thereof.
(2) 160,671 shares are also held by ITC as trustee under the Company's Capital Accumulation Plan. ITC has the right and power to vote these shares in accordance with the Plan. ITC has the right and power to dispose of these shares only to the extent necessary to meet the liquidity needs of the Plan.
(3) These shares are owned of record by persons or entities identified by Mr. Overstreet in filings made by him with regulatory authorities and with the Company, as being parties through which he holds common shares of the Company. 46,282 of these shares are held by Mr. Overstreet's wife, Evelyn
     M. Overstreet, and 5,848 owned by a limited partnership in which Mr. Overstreet is a partner.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, and/or written representations that no Forms 5 were required, the Company believes that, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

Other Matters

     Management knows of no business other than as described above that is planned to be brought before the Meeting. Should any other matters arise, however, the persons named on the enclosed proxy will vote thereon according to their best judgment.

Shareholder Proposals for Next Annual Meeting

     Any shareholder proposal for consideration at the annual meeting of shareholders to be held in 1998 must be received by the Company at its principal offices not later than November 21, 1997, in order for it to be considered for inclusion in the Company's proxy materials relating to the 1998 annual meeting of shareholders.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              SANDRA L. SPAYD
                                              Secretary

                                                                       EXHIBIT A

                               DIRECTORS' FEE PLAN
                         NATIONAL PENN BANCSHARES, INC.


                             SECTION I - DEFINITIONS

     A. Board of Directors: The Board of Directors of the Company.

     B. Common Stock: The Company's common stock, $2.50 par value.

     C. Company: National Penn Bancshares, Inc.

     D. Compensation Committee: The Compensation Committee of the Board of Directors (comprised solely of persons who are "non-employee directors" of the Company, as such term is defined by the Securities and Exchange Commission pursuant to Section 16 of the Securities Exchange Act of 1934).

     E. Corporate Secretary: The Corporate Secretary of the Company.

     F. Current Stock Election: An election to receive current payment of Director Fees in shares of Common Stock, without deferral.

     G. Deferred Cash Compensation Account: A book-entry reserve account maintained in the records of the Company (in the case of its participating Directors) or of a Subsidiary (in the case of its participating Directors) indicating the amount owed to an individual Director as a result of a cash deferral of his Director Fees.

     H. Deferred Cash Election: An election to defer the receipt of all or a portion of Director Fees and to receive eventual payment of such Director Fees in cash.

     I. Deferred Stock Compensation Account: A book-entry reserve account maintained in the records of the Company (in the case of its participating Directors) or of a Subsidiary (in the case of its participating Directors) indicating the amount owed to an individual Director as a result of a stock deferral of his Director Fees.

     J. Deferred Stock Election: An election to defer the receipt of all Director Fees and to receive eventual payment of such Director Fees in shares of Common Stock.

     K. Director: Any duly elected or appointed director of the Company or of a Subsidiary, other than a director who is also a common law employee of the Company or of a Subsidiary. For purposes of administering and construing this Plan, such a common law employee shall be deemed to be a person who is not a Director.

     L. Director Fees: Fees which are payable to a Director for services performed by such Director as a member of the Board of Directors, as a member of a Subsidiary's board of directors, or as a member of any committee.

     M. Election: The election by a Director to receive payment of Director Fees other than currently in cash.

     N. Fair Market Value: The fair market value of a share of Common Stock, determined pursuant to SectionXII hereof.

     O. Interest Crediting Date: March 31, June 30, September 30 and December 31 of each Plan Year.

     P. Plan: This Directors' Fee Plan, as adopted by the Company and as it may be amended from time to time.

     Q. Plan Quarter: A calendar quarter.

     R. Plan Year: A calendar year.

     S. Subsidiary: Any corporation, 50% or more of the capital stock of which is owned, directly or indirectly, by the Company.

                   SECTION II - PURPOSE; RESERVATION OF SHARES

     The purposes of the Plan are to provide each Director with payment alternatives for Director Fees and to increase the identification of interests between Directors and the shareholders of the Company by providing Directors with the opportunity to elect to receive payment of Director Fees in shares of Common Stock. For each Plan Year, the aggregate number of shares of Common Stock which may be issued under Current Stock Elections or credited to Deferred Stock Compensation Accounts for subsequent issuance under the Plan is limited to 25,000 shares, subject to adjustment and substitution as set forth in Section VII.B.

                    SECTION III - ELIGIBILITY TO PARTICIPATE

     Except as otherwise provided in Section VI or Section VIII, any Director is eligible to participate in the Plan.

               SECTION IV - PAYMENT OR DEFERRAL OF DIRECTORS' FEES

     A. General. Each Director may elect to receive current payment of Director Fees either in cash or in shares of Common Stock, without deferral. Each Director also may elect to defer payment of Director Fees and to receive such deferred payment either in cash or in shares of Common Stock. An Election is made by filing with the Corporate Secretary a "Notice of Election" in the form prescribed by the Company, appropriately completed. Director Fees earned at any time for which an Election is not effective shall be paid in cash on the date when the Director Fees are otherwise payable. Subject to the terms of the Plan, an Election may be changed, modified or terminated by filing with the Corporate Secretary a "Notice of Amendment or Revocation of Election" in the form prescribed by the Company, appropriately completed. Any Election shall terminate on the date a Director ceases to be a Director. Any "Notice of Election" or "Notice of Amendment or Revocation of Election" shall become irrevocable when filed, except by the filing of a new "Notice of Election" or "Notice of Amendment or Revocation of Election" which thereafter becomes effective in accordance with the provisions of this Section IV.

     B. Current Stock Payment. Any Director desiring to make a Current Stock Election shall file with the Corporate Secretary a "Notice of Election," appropriately completed. A Current Stock Election shall be effective on the date on which the "Notice of Election" is filed. Any Current Stock Election shall remain in effect for each succeeding Plan Year unless and until the Director revokes such Election by filing a "Notice of Amendment or Revocation of Election" with the Corporate Secretary, appropriately completed. Any such revocation shall become effective for the Plan Year immediately following the Plan Year in which such revocation is duly filed.

     During the period that a Current Stock Election is effective, all Director Fees payable shall be paid by the issuance to the Director of a number of whole shares of Common Stock equal to the Director Fees payable divided by the Fair Market Value of a share of Common Stock on the date on which such Director Fees are payable (as provided in Section XII hereof). Any amount of Director Fees which is not paid in Common Stock because it is less than the Fair Market Value of a whole share shall be accumulated in cash without interest and added to the amount used in computing the number of shares of Common Stock issuable to the Director on the next succeeding date on which Director Fees are payable under the Current Stock Election. Any such accumulated fractional amount remaining as of the effective date of any termination of a Current Stock Election or of the termination of the Plan shall be paid to the Director in cash on the next succeeding date on which Director Fees would have been payable to the Director under the Current Stock Election.

     The Company shall issue share certificates to the Director for the shares of Common Stock acquired or, if requested in writing by the Director, the shares acquired shall be added to the Director's account under the Company's Dividend Reinvestment Plan. As of the date on which the Director Fees are payable in shares of Common Stock, the Director shall be a shareholder of the Company with respect to such shares.

     C. Deferred Cash Payment. Any Director desiring to make a Deferred Cash Election shall, no later than December 31 of the Plan Year immediately preceding the Plan Year for which such Deferred Cash Election is to become effective, file with the Corporate Secretary a "Notice of Election," appropriately completed. In the case of a person who is elected or appointed as a Director and who was not a Director on the preceding December 31st, such Deferred Cash Election shall be made prior to the commencement of his term of office. For 1997, a Deferred Cash Election shall be made prior to January 1, 1997. Any Deferred Cash Election shall remain in effect for each succeeding Plan Year unless and until the Director amends or revokes such Election by filing with the Corporate Secretary a "Notice of Amendment or Revocation of Election," appropriately completed. Any such amendment or revocation shall become effective for the Plan Year immediately following the Plan Year in which such amendment or revocation is duly filed, and shall remain effective until similarly changed.

     D. Deferred Stock Payment. Any Director desiring to make a Deferred Stock Election shall, no later than December 31 of the Plan Year immediately preceding the Plan Year for which such Deferred Stock Election is to become effective, file with the Corporate Secretary a "Notice of Election," appropriately completed. In the case of a person who is elected or appointed as a Director and who was not a Director on the preceding December 31st, such Deferred Stock Election shall be made prior to the commencement of his term of office. For 1997, a Deferred Stock Election shall be made prior to January 1, 1997. Any Deferred Stock Election shall remain in effect for each succeeding Plan Year unless and until the Director revokes such Election by filing with the Corporate Secretary a "Notice of Amendment or Revocation of Election," appropriately completed. Any such revocation shall become effective for the Plan Year immediately following the Plan Year in which such revocation is duly filed.

                 SECTION V - DEFERRED CASH COMPENSATION ACCOUNT

     A. General. The amount of any Director Fees deferred in accordance with a Cash Deferral Election shall be credited to a Deferred Cash Compensation Account in the name of the Director on the date on which such Director Fees are otherwise payable.

     B. Interest. On each Interest Crediting Date, each Deferred Cash Compensation Account shall be credited with additional amounts in the nature of interest. The rate of interest that will accrue with respect to a Deferred Cash Compensation Account for a given Plan Year will be equal to the rate of return realized by the Mandatory Deferral Accounts ("Mandatory Deferral Accounts") of the National Penn Bancshares, Inc. Executive Incentive Plan (the "Executive Incentive Plan") during the three-month period ended within such Plan Quarter. Interest on amounts in Deferred Cash Compensation Accounts shall accrue daily and shall be determined by reference to a 365/366-day year; provided, however, that no deferred Director Fee shall commence accruing interest until the first day of the Plan Quarter immediately following the Plan Quarter in which it is earned.

     Notwithstanding the provisions of the preceding paragraph, if a Deferred Cash Compensation Account is completely liquidated on a date other than an Interest Crediting Date, interest shall be credited to such Account, as of the date of its liquidation, for the period since the last Interest Crediting Date. The interest rate to be used shall be the rate of return realized by the Mandatory Deferral Accounts during the three-month period ended within the last preceding Plan Quarter.

     Notwithstanding anything herein to the contrary, the Compensation Committee may vary the method of calculating interest on Deferred Cash Compensation Account balances if the Executive Incentive Plan is terminated or amended to materially alter the present nature of calculation of interest on Mandatory Deferral Accounts. The decision of the Compensation Committee as to the use of a substituted method of calculating interest shall be final and binding on all affected Directors.

    SECTION VI - DISTRIBUTION OF DEFERRED CASH COMPENSATION ACCOUNT BALANCES

     A. General. No distribution from a Deferred Cash Compensation Account shall be made or commence prior to the occurrence of the event selected by the Director in his Deferred Cash Election as occasioning such distribution. The actual date on which distribution will be made or commence will be determined by the Compensation Committee; provided, however, that such date may be no later than December 31 of the Plan Year in which such event occurs.

     Distributions from Deferred Cash Compensation Accounts may be made in a lump sum or in annual installments over a period of five or ten years. The amount of any annual installment shall be calculated by dividing the balance in a Director's Deferred Cash Compensation Account at the relevant time by the number of installments remaining to be paid. The actual method of distribution from a Director's Deferred Cash Compensation Account will be determined by the method of distribution selected by the Director in his Deferred Cash Election. The balance of the Deferred Cash Compensation Account shall be appropriately reduced on the date of payment to the Director or the Director's designated beneficiary to reflect the installment payments made hereunder. Amounts held pending distribution pursuant to this Section VI shall continue to be credited with interest on a quarterly basis as described in Section V hereof.

     Notwithstanding anything herein to the contrary, if an individual becomes a proprietor, officer, partner, employee or otherwise becomes affiliated with any business or governmental agency which is in competition with or has regulatory authority over the Company or a Subsidiary, the Compensation Committee shall be entitled, in its sole discretion, to terminate his participation in the Plan and direct that distribution be made to him in one lump sum at that time.

     Once made, an election as to the event which shall occasion a distribution and an election as to the method of distribution shall be irrevocable, unless the Compensation Committee consents in writing to a change. In no event shall such consent be granted with respect to a request by an individual after the occurrence of the event selected by him as occasioning a distribution.

     B. Beneficiary Designation. A Director may designate one or more persons to receive the balance in his Deferred Cash Compensation Account in the event of his death prior to receipt of the total amount therein. No such designation will be valid unless made on a "Beneficiary Designation" form prescribed by the Company, and duly and timely filed with the Corporate Secretary. A Director may at any time, and from time to time, revoke or amend such designation by duly and timely filing a new "Beneficiary Designation" form with the Corporate Secretary. If a Director dies without a completed "Beneficiary Designation" form on file with the Corporate Secretary, payment will be made to his estate. All distributions made as a result of death shall be paid in lump sums.

                SECTION VII - DEFERRED STOCK COMPENSATION ACCOUNT

     A. General. The amount of any Director Fees deferred in accordance with a Stock Deferral Election shall be credited to a Deferred Stock Compensation Account in the name of the Director. On each date on which Director Fees are payable to Directors for whom Stock Deferral Elections are in effect, the Director's Deferred Stock Compensation Account shall be credited with a number of shares of Common Stock (including fractional shares) equal to the Director Fees payable divided by the Fair Market Value of a share of Common Stock, on the date on which such Director Fees are payable (as provided in Section XII hereof). If a dividend or distribution is paid on the Common Stock in cash or property other than Common Stock, then, on the date of payment of the dividend or distribution to holders of the Common Stock, each Deferred Stock Compensation Account shall be credited with the number of shares of Common Stock (including fractional shares) equal to the number of shares of Common Stock credited to such Account on the date fixed for determining the shareholders entitled to receive such dividend or distribution times the amount of the dividend or distribution paid per share of Common Stock divided by the Fair Market Value of a share of Common Stock on the date on which the dividend or distribution is paid. If the dividend or distribution is paid in property, the amount of the dividend or distribution shall equal the fair market value of the property on the date on which the dividend or distribution is paid. The Deferred Stock Compensation Account of a Director shall be charged on the date of distribution with any distribution of shares of Common Stock made to the Director from such Account pursuant to Section VIII.A. hereof.

     B. Adjustment and Substitution. The number of shares of Common Stock credited to each Deferred Stock Compensation Account, and the number of shares of Common Stock available for issuance or crediting under the Plan in each Plan Year in accordance with Section II hereof, shall be proportionately adjusted to reflect any dividend or other distribution on the outstanding Common Stock payable in shares of Common Stock or any split or consolidation of the outstanding shares of Common Stock. If the outstanding Common Stock shall, in whole or in part, be changed into or exchangeable for a different class or classes of securities of the Company or securities of another company or cash or property other than Common Stock, whether through reorganization, reclassification, recapitalization, merger, consolidation or otherwise, the Board of Directors shall adopt such amendments to the Plan as it deems necessary to carry out the purposes of the Plan, including the continuing deferral of any amount of any Deferred Stock Compensation Account.

   SECTION VIII - DISTRIBUTION OF DEFERRED STOCK COMPENSATION ACCOUNT BALANCES

     A. General. No distribution from a Deferred Stock Compensation Account shall be made or commence prior to the occurrence of the event selected by the Director in his Deferred Stock Election as occasioning such distribution. The actual date on which distribution will be made or commence will be determined by the Compensation Committee; provided, however, that such date may be no later than December 31 of the Plan Year in which such event occurs.

     Distributions of Common Stock from Deferred Stock Compensation Accounts may be made in a lump sum or in annual installments over a period of five or ten years. The number of shares of Common Stock distributed in any annual installment shall be calculated by dividing the balance in a Director's Deferred Stock Compensation Account at the relevant time by the number of installments remaining to be paid. The actual method of distribution from a Director's Deferred Stock Compensation Account will be determined by the method of distribution selected by the Director in his Deferred Stock Election.

     The balance of the number of shares of Common Stock in the Deferred Stock Compensation Account shall be appropriately reduced to reflect the installment payments made hereunder. Shares of Common Stock remaining in a Deferred Stock Compensation Account pending distribution pursuant to this Section shall continue to be credited with respect to dividends or distributions paid on the Common Stock pursuant to Section VII hereof and shall be subject to adjustment or substitution pursuant to Section VII hereof. If a lump sum payment or the final installment payment hereunder would result in the issuance of a fractional share of Common Stock, such fractional share shall not be issued and cash in lieu of such fractional share shall be paid to the Director based on the Fair Market Value of a share of Common Stock on the date immediately preceding the date of such payment.

     The Company shall issue share certificates to the Director, or the Director's designated beneficiary, for the shares of Common Stock distributed hereunder, or if requested in writing by the Director, the shares to be distributed shall be added to the Director's account under the Company's Dividend Reinvestment Plan. As of the date on which the Director is entitled to receive payment of shares of Common Stock, the Director shall be a shareholder of the Company with respect to such shares.

     Notwithstanding anything herein to the contrary, if an individual becomes a proprietor, officer, partner, employee or otherwise becomes affiliated with any business or governmental agency which is in competition with or has regulatory authority over the Company or a Subsidiary, the Compensation Committee shall be entitled, in its sole discretion, to terminate his participation in the Plan and direct that distribution of the balance of his Deferred Stock Compensation Account be made to him in one lump sum at that time.

     Once made, an election as to the event which shall occasion a distribution and an election as to the method of distribution shall be irrevocable, unless the Compensation Committee consents in writing to a change. In no event shall such consent be granted with respect to a request by an individual after the occurrence of the event selected by him as occasioning a distribution.

     B. Beneficiary Designation. A Director may designate one or more persons to receive the balance in his Deferred Stock Compensation Account in the event of his death prior to receipt of the total amount therein. No such designation will be valid unless made on a "Beneficiary Designation" form prescribed by the Company, and duly and timely filed with the Corporate Secretary. A Director may at any time, and from time to time, revoke or amend such designation by duly and timely filing a new "Beneficiary Designation" form with the Corporate Secretary. If a Director dies without a completed "Beneficiary Designation" form on file with the Corporate Secretary, payment will be made to his estate. All distributions made as a result of death shall be paid in lump sums.

                    SECTION IX - NON-ALIENABILITY OF BENEFITS

     Neither the Director nor any beneficiary designated by the Director shall have the right, directly or indirectly, to alienate, assign, transfer, pledge, anticipate or encumber (except by reason of death) any amount that is or may be payable hereunder, nor shall any such amount be subject to anticipation, alienation, sale, assignment, transfer, pledge, encumbrance, attachment or garnishment by creditors of the Director or the Director's designated beneficiary or to the debts, contracts, liabilities, engagements or torts of any Director or the Director's designated beneficiary, or transfer by operation of law in the event of bankruptcy or insolvency of the Director or the Director's designated beneficiary, or any legal process.

                     SECTION X - NATURE OF DEFERRED ACCOUNTS

     Any Deferred Cash Compensation Account or Deferred Stock Compensation Account shall be established and maintained only on the books and records of the Company or the applicable Subsidiary, and no assets or funds of the Company, a Subsidiary or the Plan or shares of Common Stock shall be removed from the claims of the Company's or a Subsidiary's general or judgment creditors or otherwise made available until such amounts are actually payable to Directors or their designated beneficiaries as provided herein. The Plan constitutes a mere promise by the Company or the applicable Subsidiary to make payments in the future. The Directors and their designated beneficiaries shall have the status of, and their rights to receive a payment of cash or shares of Common Stock under the Plan shall be no greater than the rights of, general unsecured creditors of the Company or the applicable Subsidiary. No person shall be entitled to any voting rights with respect to shares credited to a Deferred Stock Compensation Account and not yet payable to a Director or the Director's designated beneficiary. The Company and the Subsidiaries shall not be obligated under any circumstances to fund their respective financial obligations under the Plan and the Plan is intended to constitute an unfunded plan for Federal income tax purposes.

              SECTION XI - PLAN ADMINISTRATION; HARDSHIP WITHDRAWAL

     The Compensation Committee shall, with respect to the Plan, have full power and authority to construe, interpret, manage, control and administer this Plan, and to pass and decide upon cases in conformity with the objectives of the Plan under such rules as the Board of Directors and/or the Compensation Committee may establish.

     If the Compensation Committee deems any person entitled to receive a distribution incapable of receiving or disbursing the same by reason of age, illness or any infirmity or incapacity of any kind, payment may be made directly for the comfort, support and maintenance of such person or to any person selected by the Compensation Committee to disburse the same, whose receipt shall be a complete acquittance therefor.

     Notwithstanding the terms of a Cash Deferral Election or a Stock Deferral Election made by a Director hereunder, the Compensation Committee may, in its sole discretion, permit the withdrawal of amounts credited to a Deferred Cash Compensation Account or of shares credited to a Deferred Stock Compensation Account with respect to Director Fees previously payable, upon the request of a Director or the Director's representative, if the Compensation Committee determines that the Director or the Director's representative, as the case may be, is confronted with an unforeseeable emergency. For this purpose, an unforeseeable emergency is an unanticipated emergency caused by an event that is beyond the control of the Director or the Director's representative and that would result in severe financial hardship to the Director if an early hardship withdrawal were not permitted. The Director or the Director's representative shall provide to the Compensation Committee such evidence as the Compensation Committee, in its discretion, may require to demonstrate that such emergency exists and financial hardship would occur if the withdrawal were not permitted. The withdrawal shall be limited to the amount or to the number of shares, as the case may be, necessary to meet the emergency. For purposes of the Plan, a hardship shall be considered to constitute an immediate and unforseen financial hardship if the Director has an unexpected need for cash to pay for expenses incurred by him or a member of his immediate family (spouse and/or natural or adopted children) such as those arising from illness, casualty loss, or death. Cash needs arising from foreseeable events, such as the purchase or building of a house or education expenses will not be considered to be the result of an unforeseeable financial emergency. Payment shall be made as soon as practicable after the Compensation Committee approves the payment and determines the amount of the payment or number of shares which shall be withdrawn, in a single lump sum. No Director shall participate in any decision of the Compensation Committee regarding such Director's request for a withdrawal under this Section XI.

                 SECTION XII - PAYMENT DATES; FAIR MARKET VALUE

     Director Fees payable currently in cash or to be credited to a Deferred Cash Compensation Account shall be paid or credited, as the case may be, on such dates as the Company's or the Subsidiary's management shall determine, but not less frequently than June 30 and December 31 of each Plan Year. Director Fees payable currently in shares of Common Stock or to be credited to a Deferred Stock Compensation Account shall be paid or credited, as the case may be, on June 30 and December 31 of each Plan Year, in each case covering the six-month period ending on such date.

     "Fair Market Value" of a share of Common Stock on a given date shall be determined (i) based on the average of the closing sale prices of a share of Common Stock for the ten (10) day trading period ending on the given date, as reported on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market and published in The Wall Street Journal, (ii) if no closing sale prices are reported during such ten (10) day trading period, based on the average of the mean of the bid and asked prices per share of Common Stock for such ten (10) day trading period, as reported on Nasdaq, (iii) if the Common Stock is listed on a stock exchange, based on the average of the closing sale prices of a share of Common Stock for the ten (10) day trading period ending on the given date, as reported in The Wall Street Journal, or (iv) if the Common Stock is not listed on Nasdaq or on a stock exchange, by the Board of Directors in its sole discretion.

               SECTION XIII - SECURITIES LAWS; ISSUANCE OF SHARES

     The obligation of the Company to issue or credit shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon Nasdaq or each stock exchange, if any, on which the shares of Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect. If, on the date on which any shares of Common Stock would be issued pursuant to a Current Stock Election or credited to a Deferred Stock Compensation Account, sufficient shares of Common Stock are not available under the Plan or the Company is not obligated to issue shares pursuant to this Section XIII, then no shares of Common Stock shall be issued or credited, but rather, in the case of a Current Stock Election, cash shall be paid in payment of the Director Fees payable, and in the case of a Deferred Stock Compensation Account, Director Fees and dividends which would otherwise have been credited in shares of Common Stock shall be credited in cash to a Deferred Cash Compensation Account in the name of the Director. The Compensation Committee shall adopt appropriate rules and regulations to carry out the intent of the immediately preceding sentence if the need for such rules and regulations arises.

        SECTION XIV - AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION

     The Company reserves the right, by and through the Board of Directors, to amend, suspend or terminate all or any part of the Plan at any time; provided, that no such amendment, suspension or termination shall adversely affect the amounts or shares then credited to any Deferred Cash Compensation Account or to any Deferred Stock Compensation Account. If this Plan is terminated, distributions may be made at such time and in such manner as the Board of Directors determines, regardless of the prior provisions of this Plan and any elections made hereunder. The Compensation Committee will give prompt written notice to each Director of any amendment, suspension or termination, or any material modification of the Plan.

                      SECTION XV - GOVERNING LAW; PRONOUNS

     Except to the extent pre-empted by Federal law, the provisions of the Plan shall be construed, administered and enforced in accordance with the domestic internal law (but not the law of conflicts of law) of the Commonwealth of Pennsylvania. Each masculine, feminine or neuter pronoun used herein shall be deemed a reference to each other gender, as the content requires.

                    SECTION XVI - RESTATEMENT; EFFECTIVE DATE

     The Plan is an amendment and restatement of the Company's Deferred Compensation Plan for Non-Employee Directors, originally adopted by the Board of Directors effective January 1, 1995.

     The amended and restated Plan was adopted by the Board of Directors on December 18, 1996, subject to approval by the shareholders of the Company at its 1997 Annual Meeting. If so approved, the amended and restated Plan shall be effective as of January 1, 1997 and shall continue in effect for a term through December 31, 2006, unless sooner terminated under Section XIV; if not so approved, the Plan shall continue in its form as adopted effective January 1, 1995, and any Deferred Stock Election filed prior to January 1, 1997 shall be treated as a Deferred Cash Election.




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                                       31

                                                                       EXHIBIT B

                         NATIONAL PENN BANCSHARES, INC.
              OFFICERS' AND KEY EMPLOYEES' STOCK COMPENSATION PLAN

1.  PURPOSE

     The purpose of the Officers' and Key Employees' Stock Compensation Plan (the "Plan") is to advance the interests of National Penn Bancshares, Inc. (the "Corporation") by enhancing the ability of the Corporation and its Subsidiaries to attract and retain officers and other key employees, to reward such individuals for their contributions, and to encourage them to take into account the long-term interests of the Corporation through interests in the Corporation's common stock, $2.50 par value (the "Stock").

     This Plan provides for (i) the grant of options to acquire Stock ("Options"), which may be incentive stock options ("ISOs") within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options, and (ii) awards of Stock subject to certain restrictions and the risk of forfeiture ("Restricted Stock"). Under this Plan, Restricted Stock consists of (i) Stock subject to restrictions, including performance-based restrictions intended to comply with the provisions of Code Section 162(m) ("Performance-Based Restricted Stock"), and (ii) Stock subject to restrictions, not including performance-based restrictions. Grants of Options and awards of Restricted Stock are referred to herein collectively as "Awards."

     Any officer or key employee selected to receive an Award under this Plan is sometimes referred to as a "participant" herein, and any officer or key employee selected to receive an Option under this Plan is sometimes referred to as an "optionee" herein.

2.  ADMINISTRATION

     This Plan shall be administered by a committee composed of three to six members of the Corporation's Board of Directors (the "Board") who are (i) "non-employee directors" of the Corporation within the meaning of Rule 16b-3(b)(3) under Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"), and (ii) "outside directors" of the Corporation within the meaning of Code Section 162(m) (the "Committee"). The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

     Subject to the terms, provisions and conditions of this Plan, the Committee shall have exclusive jurisdiction to: (i) make Awards to such participants as the Committee may select; (ii) determine the time or times when Awards shall be granted and the number of shares of Stock subject to each Award; (iii) determine which Options are, and which Options are not, intended to be ISOs; (iv) determine the terms and conditions of each Award; (v) prescribe the form or forms of any instruments evidencing Awards and any other instruments required under this Plan and to change such forms from time to time; (vi) adopt, amend, and rescind rules and regulations for the administration of this Plan; and (vii) interpret this Plan and to decide any questions and settle all controversies and disputes that may arise in connection with this Plan. Such determinations of the Committee shall be conclusive and shall bind all parties.

     No member of the Committee or of the Board shall be liable for any determination, decision or action made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's Bylaws.

3.  ELIGIBILITY

     Persons eligible to receive Awards under this Plan shall be those officers and key employees who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Corporation and its Subsidiaries. No person who beneficially owns ten percent or more of the outstanding Stock shall be eligible to participate in this Plan, to exercise an Option previously granted to him, or to take full possession of Restricted Stock previously issued to him. A "Subsidiary" of the Corporation shall mean a corporation in which the Corporation shall own, directly or indirectly, a majority of the capital stock entitled to vote for the election of directors.

4.  STOCK SUBJECT TO AWARDS

     The Stock subject to Awards under this Plan shall be either authorized but unissued shares or treasury shares. Subject to adjustment in accordance with the provisions of Paragraph 5(G) and 6(F) hereof, the total number of shares of such Stock shall be 750,000 shares.

     If any outstanding Option or Restricted Stock Award under this Plan for any reason expires, is forfeited or is terminated prior to the end of the period during which Awards may be made under this Plan, the shares of Stock allocable to the unexercised portion of such Option or the portion of such Restricted Stock Award that has terminated or been forfeited may again be subject to award under this Plan. Shares of Stock delivered to the Corporation to pay the exercise price of any Option or to satisfy the tax withholding consequences of an Option exercise or the grant or vesting of Restricted Stock shall again be subject to award under this Plan.

5.  TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS

     Options granted pursuant to this Plan shall be evidenced by agreements in such form as the Committee shall, from time to time, approve, which agreements shall in substance include and comply with and be subject to the following terms and conditions:

     A.  MEDIUM AND TIME OF PAYMENT

     The exercise price of an Option shall be payable either (i) in United States dollars in cash or by check, bank draft or money order payable to the order of the Corporation, (ii) through the delivery of shares of Stock owned by the optionee with a fair market value equal to the Option's exercise price, or
(iii) by a combination of (i) and (ii). Fair market value of Stock so delivered shall be determined as of the date of exercise, as provided in Paragraph 5(C) hereof. Unless the Committee otherwise determines, an optionee may engage in a successive exchange (or series of exchanges) in which Stock such optionee is entitled to receive upon exercise of an Option may be simultaneously utilized as payment for the exercise of an additional Option or Options.

     To the extent permitted by applicable law and regulations, the Committee may permit payment of the Option exercise price through arrangements with a brokerage firm under which such firm, on behalf of the optionee, will pay to the Corporation the exercise price of the shares being purchased, and the Corporation will promptly deliver to such firm the number of shares of Stock subject to the Option so that the firm may sell such shares, or a portion thereof, for the account of the optionee. In addition, the Committee may permit payment of the Option exercise price by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Corporation sufficient funds to pay the exercise price as soon as the shares subject to the Option, or a portion thereof, are sold on behalf of the optionee.

     B.  NUMBERS OF SHARES

     The Option shall state the total number of shares to which it pertains. Subject to adjustment as provided in Paragraph 5(G), in any fiscal year of the Corporation, the aggregate number of shares of Stock as to which Options may be granted to any one participant shall not exceed 60,000.

     C.  OPTION PRICE

     The exercise price of an Option shall not be less than the fair market value of the shares of Stock covered by the Option on the date of grant.

     As used in this Plan, the "fair market value" of a share of Stock as of any date shall be determined (i) based on the average of the closing sale prices of a share of Stock for the ten (10) day trading period ending on the given date, as reported on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market and published in The Wall Street Journal,
(ii) if no closing sale prices are reported during such ten (10) day trading period, based on the average of the mean of the bid and asked prices per share of Stock for such ten (10) day trading period, as reported on Nasdaq, (iii) if the Stock is listed on a stock exchange, based on the average of the closing sale prices of a share of Stock for the ten (10) day trading period ending on the given date, as reported in The Wall Street Journal, or (iv) if the Stock is not listed on Nasdaq or on a stock exchange, by the Committee in its sole discretion.

     D.  EXPIRATION OF OPTIONS

     Each Option granted under this Plan shall expire on a date determined by the Committee, which date, in the case of an ISO, may not be more than ten years from the date the Option is granted, and in the case of a non-qualified Option, may not be more than ten years and one month from the date the Option is granted.

     E.  VESTING OF OPTIONS

     If and to the extent an Option has become vested, an Option may be exercised in whole at any time, or in part from time to time, during its term. Except as provided in Paragraph 5(F) hereof, an Option may only be exercised at a time when the optionee is employed by the Corporation or one of its Subsidiaries.

     An optionee shall have a cumulative vested interest in the right to exercise an Option, determined by reference to his continuous employment with the Corporation and/or a Subsidiary following the date of grant of the Option, as follows:

        Period of Continuous                      Cumulative Vested
    Employment Following Grant                       Percentage

          Less than 1 year                               -0-
          1 year or more                                20.0
          2 years or more                               40.0
          3 years or more                               60.0
          4 years or more                               80.0
          5 years or more                              100.0

     To the extent the application of the above vesting schedule would at any time result in the right to acquire a fractional share, the right to acquire such fractional share shall be deferred to the next vesting period.

     F.  TERMINATION OF SERVICE

     Except as otherwise provided in this Paragraph 5(F), upon the termination of employment of an optionee for any reason, the unexercised vested portion of any Option held by him shall lapse on the earlier of (i) the expiration of the term of the Option, or (ii) three months from the date of such termination of employment.

     Upon the termination of employment of an optionee because of retirement at age 60 or later or death, the unexercised vested portion of any Option held by him (including any portion that became vested on account of such retirement or death) shall lapse on the earlier of (i) the expiration of the term of the Option, or (ii) three years from the date of such termination of employment.

     Upon the termination of employment of an optionee because of permanent and total disability (as defined in Code Section 22(e)(3), referred to herein as "disability"), the unexercised vested portion of any Option held by him (including any portion that became vested on account of such disability) shall lapse on the earlier of (i) the expiration of the term of the Option, or (ii) three years from the date of such termination of employment.

     In the case of the discharge of an optionee for "cause," the unexercised vested portion of any Option held by him shall lapse immediately. An optionee will be deemed discharged for "cause" if he is discharged by his employer and the ground for such discharge is the employer's good faith and reasonable belief that (i) he has committed fraud or dishonesty toward his employer (or any business affiliated with his employer, or any individual or company doing business with any of them), or (ii) he has committed a felony, not otherwise described in clause (i), which involves a crime of moral turpitude. Any lapse occurring under provisions of this paragraph shall be final, whether or not the optionee is convicted of or admits to the commission of the offense, and no person or corporation shall be liable to the optionee therefor.

     Upon termination of employment of an optionee for any reason other than retirement at age 60 or later, disability, or death, the nonvested portion of any Option held by him shall lapse immediately.

     Upon termination of employment of an optionee because of retirement at age 60 or later, disability, or death, the nonvested portion of any Option held by him shall vest immediately.

     G.  ADJUSTMENTS FOR CHANGES IN STOCK

     The aggregate number of shares of Stock as to which Options may be granted to participants under this Plan, the aggregate number of shares of Stock as to which Options may be granted to any one such participant, the number of shares of Stock covered by each outstanding Option, and the exercise price per share of each outstanding Option, shall be proportionately adjusted by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from the subdivision or consolidation of shares or other capital adjustments, the payment of a Stock dividend, or any other increase or decrease in such shares effected without receipt of consideration by the Corporation. Any such determination by the Committee shall be conclusive.

     H.  TRANSFERABILITY

     Except as otherwise provided in this Paragraph 5(H), no Option may be assigned or transferred except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order.

     Unless the Committee determines otherwise in connection with the grant of a non-qualified Option, non-qualified Options granted hereunder shall be transferable, without payment of consideration, by an optionee to a member of the optionee's immediate family, to a trust whose beneficiaries are all members of the optionee's immediate family, or to a partnership whose partners are all members of the optionee's immediate family. In any such case, the Option shall be exercisable only by such transferee. For purposes of this provision, an optionee's "immediate family" shall mean the optionee's spouse, children and grandchildren.

     So long as non-transferability of ISOs is a requirement of the Code, no Option granted as an ISO may be assigned or transferred except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order.

     I.  RIGHTS AS A SHAREHOLDER

     An optionee shall have no rights as a shareholder with respect to shares covered by an Option until the date the shares are issued and only after such shares are fully paid. No adjustment will be made for dividends or other rights the record date for which is prior to the date of such issuance.

     J.  NO RIGHTS AS AN EMPLOYEE

     Neither this Plan, the grant of any Option hereunder, nor the execution of any agreement with respect to such an Option, shall confer upon any optionee any right to remain in the employ of the Corporation or any Subsidiary or limit the right of the Corporation or any Subsidiary to terminate the optionee's employment at any time for any reason.

     K.  TAX WITHHOLDING

     The Committee shall have the right to require that a participant exercising an Option remit to the Corporation an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Committee with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the Option. If permitted by the Committee, either at the time of the grant of the Option or in connection with its exercise, a participant may elect, at such time and in such manner as the Committee may prescribe, to satisfy such withholding obligation by (i) delivering Stock having a fair market value equal to such withholding obligation, or (ii) requesting that the Corporation withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

     In the case of an ISO, the Committee may require as a condition of exercise that the participant exercising the Option agree to inform the Corporation promptly of any disposition (within the meaning of Code Section 424(c) and the regulations thereunder) of Stock received upon exercise.

     L.  CHANGE IN CONTROL

     Notwithstanding Paragraph 5(E) or any other provision of this Plan, all outstanding Options shall become immediately and fully exercisable, whether or not otherwise exercisable by their terms, in the event of a "Change in Control."

     For purposes of this Paragraph 5(L), a "Change in Control" shall mean any of the following events: (i) the Corporation acquires actual knowledge that any Person other than the Corporation, a Subsidiary or any employee benefit plan(s) sponsored by the Corporation, has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 25% or more of the Voting Power of the Corporation; (ii) a Tender Offer is made to acquire securities of the Corporation entitling the holders thereof to 50% or more of the Voting Power of the Corporation; (iii) Voting Shares are first purchased pursuant to any other Tender Offer; or (iv) at any time less than 60% of the members of the Board shall be individuals who were either (A) Directors on the effective date of this Plan or (B) individuals whose election, or nomination for election, was approved by a vote (including a vote approving a merger or other agreement providing for the membership of such individuals on the Board) of at least two-thirds of the Directors then still in office who were Directors on the effective date of this Plan or who were so approved.

     For purposes of this Paragraph 5(L), the following terms shall have the following meanings:

     (1) "Affiliate," "Associate," and "Parent" shall have the respective meanings set forth in Rule 12b-2 under the 1934 Act as in effect on the effective date of this Plan.

     (2) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act.

     (3) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of this Plan.

     (4) "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than common stock to elect directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than common stock to elect directors by a separate class vote).

     (5) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

     (6) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined Voting Power of all classes of stock in one of the other corporations in the chain.

     M.  ADDITIONAL RESTRICTIONS AND CONDITIONS

     The Committee may impose such other restrictions and conditions (in addition to those required by the provisions of this Plan) on any Award of Options hereunder and may waive any such additional restrictions and conditions, so long as (i) any such additional restrictions and conditions are consistent with the terms of this Plan and (ii) such waiver does not waive any restriction or condition required by the provisions of this Plan.

6.  TERMS AND CONDITIONS APPLICABLE TO RESTRICTED STOCK AWARDS

     Awards of Restricted Stock may be Performance-Based Restricted Stock, as described in Paragraph 6(K), or Restricted Stock without performance-based restrictions. The provisions of Paragraphs 6(A) through 6(J) are applicable to all shares of Restricted Stock.

     A.  NUMBER OF SHARES

     The total number of shares of Restricted Stock that may be awarded under this Plan on a cumulative basis shall not exceed one percent of the Stock outstanding at the date of any such Award. In any fiscal year of the Corporation, the aggregate number of shares of Stock as to which Restricted Stock Awards may be made to any one participant shall not exceed 5,000.

     Each Restricted Stock Award under this Plan shall be evidenced by a stock certificate of the Corporation, registered in the name of the participant, accompanied by an agreement in such form as the Committee shall prescribe from time to time. Restricted Stock Awards shall comply with the terms and conditions of this Plan and with such other terms and conditions not inconsistent with the terms and conditions of this Plan as the Committee, in its discretion, shall establish.

     B.  RESTRICTED PERIOD; RESTRICTIONS

     The Committee shall provide that shares of Stock issued to a participant in connection with a Restricted Stock Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine, beginning on the date on which the Award is granted (the "Restricted Period"), and that the Restricted Period applicable to such Restricted Stock shall lapse (if at all) only at the end of the Restricted Period if all other terms and conditions of the Restricted Stock Award are then satisfied. Without limiting the generality of the foregoing, the other terms and conditions of the Restricted Stock Award may include the requirement that the participant be continuously employed by the Corporation or a Subsidiary during the Restricted Period.

     If all terms and conditions of the Restricted Stock Award are not satisfied at the end of the Restricted Period, the Restricted Stock shall be forfeited and transferred to, and reacquired by, the Corporation at no cost to the Corporation.

     C.  STOCK LEGENDS; PROHIBITION ON DISPOSITION

     Certificates for shares of Restricted Stock shall bear an appropriate legend referring to the restrictions to which they are subject, and any attempt to dispose of any such shares of Stock in contravention of such restrictions shall be null and void and without effect. The certificates representing shares of Restricted Stock shall be held by the Corporation until the restrictions are satisfied.

     D.  TERMINATION OF SERVICE

     The Committee shall determine the extent to which the restrictions on any Restricted Stock Award shall lapse upon the termination of the participant's service to the Corporation and its Subsidiaries due to death, disability, retirement or for any other reason. If the restrictions on all or any portion of a Restricted Stock Award shall not lapse, the participant, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Corporation such instruments of transfer, if any, as may reasonably be required to transfer the shares back to the Corporation.

     E.  CHANGE IN CONTROL

     Upon the occurrence of a Change in Control, as determined in Paragraph 5(L) of this Plan, all restrictions then outstanding with respect to shares of Restricted Stock shall automatically expire and be of no further force and effect, and all certificates representing such shares of Stock shall be delivered to the respective participants.

     F.  ADJUSTMENT FOR CHANGES IN STOCK

     The Committee shall proportionately adjust the aggregate number of shares of Stock as to which Restricted Stock Awards may be granted to participants under this Plan and the aggregate number of shares of Stock as to which Restricted Stock Awards may be granted to any one such participant for any increase or decrease in the number of outstanding shares of Stock resulting from the subdivision or consolidation of shares or other capital adjustments, the payment of a Stock dividend, or any other increase or decrease in such shares effected without receipt of consideration by the Corporation; provided that any factional shares resulting from any such adjustment shall be eliminated. Any such determination by the Committee shall be conclusive. Shares of Stock issued with respect to any outstanding Awards as a result of any of the foregoing events shall be subject to the same restrictions.

     G.  EFFECT OF ATTEMPTED TRANSFER

     No benefit payable or interest in any Restricted Stock Award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void, and no such interest in any Restricted Stock Award shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any participant or his beneficiary. If any participant or beneficiary shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit payable under or interest in any Restricted Stock Award, then the Committee, in its discretion, may hold or apply such benefit or interest or any part thereof to or for the benefit of such participant or his beneficiary, his spouse, children, blood relatives or other dependents, or any of them, in any such manner and such proportions as the Committee may consider proper.

     H.  PAYMENT OF TAXES

     The Corporation shall have the right to deduct from any Restricted Stock Award or other payment hereunder any amount that federal, state, or local tax law requires to be withheld with respect to such Award or payment or to require that the participant, prior to or simultaneously with the Corporation incurring any obligation to withhold any such amount, pay such amount to the Corporation in cash or, at the option of the Corporation, shares of Stock (which shall be valued at their fair market value on the date of payment). There is no obligation under this Plan that any participant be advised of the existence of the tax or the amount required to be withheld. Without limiting the generality of the foregoing, in any case where it is determined that tax is required to be withheld in connection with the issuance, transfer or delivery of shares of Stock under this Plan, the Corporation may, pursuant to such rules as the Committee may establish, reduce the number of shares so issued, transferred or delivered by such number of shares as the Corporation may deem appropriate in its sole discretion to comply with such withholding. Notwithstanding any other provision of this Plan, the Committee may impose such conditions on the payment of any withholding obligations as may be required to satisfy applicable regulatory requirements.

     I.  RIGHTS AS A SHAREHOLDER

     A participant shall have the right to receive dividends on shares of Stock subject to the Restricted Stock Award during the applicable Restricted Period, to vote the Stock subject to the Award and to enjoy all other shareholder rights, except that the participant shall not be entitled to delivery of the stock certificate until the applicable Restricted Period shall have lapsed (if at all).

     J.  NO RIGHTS AS AN EMPLOYEE

     Neither this Plan, the award of any Restricted Stock hereunder, nor the execution of any agreement with respect to such Restricted Stock, shall confer upon any optionee any right to remain in the employ of the Corporation or any Subsidiary or limit the right of the Corporation or any Subsidiary to terminate the optionee's employment at any time for any reason.

     K.  PERFORMANCE-BASED RESTRICTED STOCK

     Awards of Performance-Based Restricted Stock are intended to qualify as "performance-based" for purposes of Code Section 162(m). The Committee shall provide that shares of Stock issued to a participant in connection with an Award of Performance-Based Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, during the Restricted Period, and that the Restricted Period applicable to such Restricted Stock shall lapse (if at all) only if certain pre-established objectives are attained. Performance goals may be based on any of the following criteria: (i) earnings or earnings per share, (ii) return on equity, (iii) return on assets, (iv) revenues, (v) expenses, (vi) one or more operating ratios, (vii) stock price, (viii) shareholder return, (ix) market share, (x) charge-offs, (xi) credit quality, (xii) reductions in non-performing assets, (xiii) customer satisfaction measures, and (xiv) the accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions. The Committee shall establish one or more objective performance goals for each such Award of Performance-Based Restricted Stock on the date of grant. The performance goals selected in any case need not be applicable across the Corporation, but may be particular to an individual's function or business unit. The Committee shall determine whether such performance goals are attained and such determination shall be final and conclusive. If the performance goals are not met, the Performance-Based Restricted Stock shall be forfeited and transferred to, and reacquired by, the Corporation at no cost to the Corporation.

     The Committee may impose such other restrictions and conditions (in addition to the performance-based restrictions described above) on any Award of shares of Performance-Based Restricted Stock as the Committee deems appropriate and may waive any such additional restrictions and conditions, so long as such waiver does not waive any restriction described in the previous paragraph. Nothing herein shall limit the Committee's ability to reduce the amount payable under an Award upon the attainment of the performance goal(s), provided, however, that the Committee shall have no right under any circumstance to increase the amount payable under, or waive compliance with, any applicable performance goal(s).

7.  AMENDMENT

     The Committee may at any time amend or suspend this Plan or alter and amend Awards granted hereunder; provided, however, that no such amendment may, without the consent of any participant to whom an Option shall theretofore have been granted or to whom a Restricted Stock Award shall theretofore have been issued, adversely affect the right of such participant under such Award; and provided, further, that no amendment that requires shareholder approval in order for (i) this Plan to continue to be eligible to satisfy the requirements for exemption of the acquisition of securities under this Plan pursuant to Rule 16b-3 under
Section 16 of the 1934 Act, or (ii) this Plan to continue to be eligible to comply with Code Section 162(m), or any amendment of or substitute for either of them, shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Corporation.

8.  TERMINATION

     The Board may terminate this Plan at any time, and no Awards shall be made thereafter. Unless previously terminated by the Board, this Plan shall terminate on, and no Awards shall be made after, December 17, 2006.

9.  LEGALITY OF GRANT

     The granting of any Award under this Plan and the issuance or transfer of Options and shares of Stock pursuant hereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including, without limitation, no-action positions of the Securities and Exchange Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan and no Options or shares shall be issued by the Corporation, nor cash payments made by the Corporation pursuant to or in connection with any such Award unless and until in any such case all legal requirements applicable to the issuance or payment have, in the opinion of counsel for the Corporation, been complied with. In connection with any Option or Stock issuance or transfer, the person acquiring the Option or the shares of Stock shall, if requested by the Corporation, give assurance satisfactory to counsel to the Corporation with respect to such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

10.  CAPTIONS; PRONOUNS

     The captions contained in this Plan are for convenience of reference only, and shall not be considered part of this Plan in its interpretation and construction.

     The use of any masculine pronoun herein shall be construed to include the corresponding feminine pronoun, as the context requires.

11.  EFFECTIVE DATE

     This Plan was adopted by the Board on December 18, 1996, subject, however, to approval of this Plan by the shareholders of the Corporation at its 1997 Annual Meeting. If so approved, this Plan shall be effective as of December 18, 1996.



                     (This space intentionally left blank.)

                                                                       EXHIBIT C

                         NATIONAL PENN BANCSHARES, INC.
                        1997 EMPLOYEE STOCK PURCHASE PLAN

     The following constitutes the provisions of the Employee Stock Purchase Plan (the "Plan") of National Penn Bancshares, Inc. (the "Company").

     1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the Company's intention to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.  DEFINITIONS.

         (a)  "Board" means the Board of Directors of the Company.

         (b)  "Code" means the Internal Revenue Code of 1986, as amended.

         (c)  "Common Stock" means the Company's common stock, $2.50 par value.

         (d) "Compensation" means all regular straight-time gross earnings excluding payments for overtime, incentive compensation, incentive payments, bonuses, commissions and other compensation.

         (e) "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or re-employment upon the expiration of such leave is guaranteed by contract or statute.

         (f) "Contributions" means all amounts credited to the account of a participant pursuant to the Plan.

         (g) "Employee" means any person employed by the Company or one of its Subsidiaries, including any officer of the Company or of one of its Subsidiaries.

         (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (i) "Offering Date" means the first business day of each Offering Period of the Plan.

         (j) "Offering Period" means a period of six (6) months beginning on January 1 or July 1 of each year.

         (k) "Purchase Date" means the last day of each Offering Period of the Plan.

         (l) "Subsidiary" means a corporation of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3.  ELIGIBILITY.

         (a) Any person who has been continuously employed as an Employee for at least three (3) months prior to the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

         (b) No Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. OFFERING PERIODS. The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on January 1 and July 1 of each year. The Plan shall continue until terminated in accordance with Section 19 hereof.

     5. PARTICIPATION. An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering. The subscription agreement shall set forth the percentage of the participant's Compensation (which shall be not less than one percent (1%) and not more than ten percent (10%)) to be paid as Contributions pursuant to the Plan.

     6.  METHOD OF PAYMENT CONTRIBUTIONS.

         (a) The participant shall elect to have payroll deductions made on each payday during an Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of such participant's Compensation on each such payday; provided that the aggregate of such payroll deductions during an Offering Period shall not exceed ten percent (10%) of the participant's aggregate Compensation during such Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

         (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Purchase Date of the offering to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

         (c) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during an Offering Period, may increase or decrease the rate of his or her Contributions during such Offering Period, without withdrawing from the Plan, by completing and filing with the Company a new subscription agreement within the ten (10) day period immediately preceding the beginning of any month during the Offering Period. The change in rate shall be effective as of the beginning of the month following the date of filing of the new subscription agreement and shall comply with the limits as provided in Section 6(a).

         (d) To the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased to zero percent (0%) at such time, during any Offering Period which is scheduled to end during the current calendar year, that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equals $25,000. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

     7.  GRANT OF OPTION.

         (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase, on the Purchase Date of such Offering Period, the number of shares of Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by ninety percent (90%) of the fair market value of a share of Common Stock on the Purchase Date; provided, however, that the maximum number of shares an Employee may purchase in any one calendar year shall be determined at the Offering Date by dividing $25,000 by the fair market value of a share of Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The fair market value of a share of Common Stock shall be determined as provided in
Section 7(b) herein.

         (b) The option price per share of the shares offered in a given Offering Period shall be ninety percent (90%) of the fair market value of a share of Common Stock on the Purchase Date. The fair market value of a share of Common Stock on a given date shall be determined (i) based on the average of the closing sale prices of a share of Common Stock for the ten (10) day trading period ending on the given date, as reported on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market and published in The Wall Street Journal, (ii) if no closing sale prices are reported during such ten (10) day trading period, based on the average of the mean of the bid and asked prices per share of Common Stock for such ten (10) day trading period, as reported on Nasdaq, (iii) if the Common Stock is listed on a stock exchange, based on the average of the closing sale prices of a share of Common Stock for the ten (10) day trading period ending on the given date, as reported in The Wall Street Journal, or (iv) if the Common Stock is not listed on Nasdaq or on a stock exchange, by the Board in its sole discretion.

     8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares will be exercised automatically on the Purchase Date of the Offering Period, and the maximum number of full shares subject to option will be purchased for him or her at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9.  STOCK CERTIFICATES; CASH BALANCES; DIVIDEND REINVESTMENT.

         (a) Stock certificates will not be issued to participants for shares purchased on the Purchase Date. Shares purchased for a participant on a Purchase Date shall be held in an account for such participant under the Plan, and all rights accruing to an owner of record of such shares (including voting rights) shall belong to the participant for whose account such shares are held. A participant may file a written election with the Company to withdraw some or all of the shares of Common Stock held in his or her account, in which case a stock certificate will be issued to such participant for such withdrawn shares.

         (b) Any cash balance remaining in a participant's account under the Plan after a purchase by him or her of shares on a Purchase Date, or which is insufficient to purchase a full share of Common Stock, shall be carried over to the next Offering Period, provided that he or she continues to participate in the Plan. If he or she does not continue to participate in the Plan, such cash balance shall be returned to him or her.

         (c) Each participant in the Plan shall be deemed to have authorized the collection and accumulation of all dividends paid on shares held in his or her account and the application of such dividends to the purchase of additional shares of Common Stock as of the dividend payment date, at its fair market value on such date (without any discount). Fair market value shall be determined as of the dividend payment date, in the manner set forth in Section 7(b) hereof.

     10. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

         (a) A participant may withdraw all, but not less than all, of the Contributions credited to his or her account under the Plan at any time prior to the Purchase Date of an Offering Period by giving written notice to the Company. All of such participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of such notice of withdrawal, and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

         (b) Upon termination of a participant's Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account prior to the Purchase Date will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will automatically be terminated.

         (c) A participant who withdraws from an Offering Period will not be eligible to participate again in the Plan until the first anniversary of the Purchase Date of the Offering Period during which such participant withdrew from the Plan. The Board, or its committee established under Section 13 hereof, may waive the non-participation period in its sole discretion. A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company.

     11. NO INTEREST. No interest shall accrue on the Contributions of a participant in the Plan.

     12. STOCK.

         (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 250,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee's account not applied to the purchase of Common Stock pursuant to this Section 12 shall be refunded on or promptly after the Purchase Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

         (b) No participant will have any interest or voting rights in any shares covered by his or her option until such option has been exercised.

     13. ADMINISTRATION. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to (i) adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, (ii) construe and interpret the Plan, and (iii) make all other determinations necessary or advisable for the administration of the Plan. The Board, or a committee named by the Board, may engage a firm or entity to administer the Plan, subject to the Board's or committee's control and authority.

     14. DESIGNATION OF BENEFICIARY.

         (a) A participant may file with the Company a written designation of a beneficiary who is to receive any shares and/or cash, if any, from the participant's account under the Plan upon such participant's death.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. TRANSFERABILITY. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

     16. USE OF FUNDS. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

     17. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Purchase Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

     18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

         (a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock affected without receipt of consideration by the Company.

         (b) Upon a proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

         (c) Upon a sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section18, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent, equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

         (d) The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, if the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or if the Company is consolidated with or merged into any other corporation.

     19. AMENDMENT OR TERMINATION.

         (a) The Board may at any time terminate or amend the Plan. Except as provided in Section 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent, if any, necessary to comply with Section 423 of the Code (or any successor provision) or any other applicable law or regulation, the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

         (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from such participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. NOTICES. All subscription agreements, designations, notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. CONDITIONS UPON ISSUANCE OF SHARES.

         (a) Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of Nasdaq or any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. EFFECTIVE DATE; TERM OF PLAN. The Plan was approved by the Board on December 18, 1996. Upon approval by the shareholders of the Company, the Plan will become effective and shall continue in effect for a term through June 30, 2007, unless sooner terminated under Section 19.

     23. SECTION 16. With respect to persons subject to Section 16 of the Exchange Act, this Plan is intended to be a "tax- conditioned plan" within the meaning of Rule 16b-3(c) and to otherwise comply with all applicable conditions of Rule 16b-3 (or any successor rule) under the Exchange Act. Accordingly, the provisions of the Plan shall be construed in a manner consistent with the requirements of Rule 16b-3(c).

     24. CAPTIONS. All section captions in this Plan are for convenience of reference only.

PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         NATIONAL PENN BANCSHARES, INC.

         The undersigned hereby appoints Clyde M. Brumbach, Paul R. Hafer and Thomas E. Henry, III proxies, each with power to act without the others and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of National Penn Bancshares, Inc. (the "Company") standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of the Company to be held April 22, 1997 or any adjournment thereof.


                          (Continued, and to be marked,
                      dated and signed, on the other side)

This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3, and 4.

1.   Election of Class I Directors:

     __ FOR all nominees listed to the right (except as marked to the contrary).

     __   WITHHOLD AUTHORITY to vote for all nominees listed to the right.

     NOMINEES: John H. Body, J. Ralph Borneman, Jr., and Kenneth A. Longacre.

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

2.   Approval of the Directors' Fee Plan.

         ___  FOR           ___ AGAINST          ___ ABSTAIN

3.   Approval of the Officers' and Key Employees' Stock Compensation Plan.

         ___  FOR           ___ AGAINST          ___ ABSTAIN

4.   Approval of the Employee Stock Purchase Plan.

         ___  FOR           ___ AGAINST          ___ ABSTAIN

5. In their discretion, the proxy holders are authorized to vote upon such other business as may come before the meeting.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated: _________________________, 1997

______________________________________
         (Signature)

______________________________________
         (Signature if held jointly)

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.